As filed with the Securities and Exchange Commission on April 27, 1999
                                                      Registration No. 33-76004*

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------

                             Registration Statement
                                       on
                                    FORM S-6

                       POST-EFFECTIVE AMENDMENT NO. 12 TO

                             REGISTRATION STATEMENT
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                                 -------------

                           Variable Life Account B of
                   Aetna Life Insurance and Annuity Company
                           (Exact Name of Registrant)

                   Aetna Life Insurance and Annuity Company
                              (Name of Depositor)

           151 Farmington Avenue, RE4A, Hartford, Connecticut 06156

               Depositor's Telephone Number, including Area Code
                                (860) 273-4686

                                 -------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06156
                (Name and Complete Address of Agent for Service)

                                 -------------

                         Copy to George N. Gingold, Esq
                             197 King Philip Drive
                          West Hartford, CT 06117-1409


It is proposed that this filing will become effective:

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


    [X] on April 30, 1999, pursuant to paragraph (b) of Rule 485


    [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ] on          pursuant to paragraph (a)(1) of Rule 485

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

*Pursuant to Rule 429(a) under the Securities Act of 1933, the Registrant has included a combined prospectus under this Registration Statement which includes all the information which would currently be required in a prospectus relating to the securities covered by Registration Statement No. 33-02339.

================================================================================

                            VARIABLE LIFE ACCOUNT B
                                       OF
                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                             Cross Reference Sheet

Form N-8B-2
 Item No     Part I--Prospectus
 -------     ------------------
 1           Cover Page; The Company, the Separate Account and the General Account
 2           Cover Page; The Company, the Separate Account and the General Account
 3           Not Applicable
 4           Cover Page; The Company; Additional Information--Distribution of the Policies
 5           The Company, the Separate Account and the General Account
 6           The Company, the Separate Account and the General Account
 7           Not Applicable
 8           Financial Statements
 9           Legal Matters
 10          Policy Summary; Charges and Deductions; Accumulation Unit; Policy Values; What Choices Do You Make When
             You Buy a Policy?; Right to Instruct Voting of Fund Shares; Policy Lapse; Reinstatement of a Lapsed Policy;
             Cash Surrender Value; Maturity Value; Death Benefit; Settlement Options; Policy Loans; Right to Examine the
             Policy; Additional Information; Miscellaneous Provisions
 11          Policy Summary; Policy Premium Payments; The Company, the Separate Account and the General Account
 12          Not Applicable
 13          Policy Summary; Charges and Deductions; Surrender Charge
 14          Premium Payments; Policy Values; Accumulation Unit;
 15          Policy Summary; The Funds; Premium Payments; Policy Values; Accumulation Unit
 16          Policy Summary; The Funds; Premium Payments
 17          Cash Surrender Value; Surrender Charges; Policy Loans
 18          Tax Matters
 19          Reports to Policy Owners; Right to Instruct Voting of Fund
             Shares; Records and Accounts
 20          Not Applicable
 21          Policy Loans
 22          Not Applicable
 23          Directors and Officers of the Company
 24          Miscellaneous Policy Provisions
 25          The Company
 26          Not Applicable
 27          The Company
 28          The Company; Directors and Officers of the Company
 29          The Company
 30          Not Applicable
 31          Not Applicable
 32          Not Applicable
 33          Not Applicable
 34          Not Applicable
 35          Additional Information
 36          Not Applicable
 37          Not Applicable
 38          Additional Information
 39          The Company
 40          Not Applicable
 41          The Company
 42          Not Applicable

43           Not Applicable
44           Policy Values; Accumulation Unit
45           Not Applicable
46           Illustrations of Death Benefit, Total Account Values and Cash Surrender Values for AetnaVest Policies;
             Illustrations of Death Benefits, Total Account Values and Cash Surrender Values for AetnaVest II Policies
47           Policy Summary; Policy Values
48           Not Applicable
49           Not Applicable
50           Not Applicable
51           Not Applicable
52           The Separate Account
53           Tax Matters
54           Not Applicable

[Aetna Logo]                             AetnaVest & AetnaVest II

Aetna Life Insurance and    Administrative Office:       Variable Life Account B
Annuity Company             Variable Life Account B           Prospectus
Home Office:                Personal Service Center, MVLI  Dated: May 1, 1999
151 Farmington Avenue       350 Church Street
Hartford, Connecticut 06156 Hartford, CT 06103-1106
Telephone: (800) 334-7586   Telephone: (800) 334-7586


--------------------------------------------------------------------------------
               Flexible Premium Variable Life Insurance Policies
--------------------------------------------------------------------------------


     This Prospectus describes AetnaVest and AetnaVest II, two flexible premium variable life insurance contracts (the "Policies" or "Certificates"), offered by Aetna Life Insurance and Annuity Company (the "Company", "we", "us").


     In October 1998, the Company and life insurance affiliates of Lincoln Financial Group ("Lincoln") entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.


     The Policies feature: - flexible premium payments;
                   - a choice of one of two death benefit options; and
                   - a choice of underlying investment options.


     Each fund has its own investment objective. Not all funds may be available under all Policies or in all jurisdictions. You should review each fund's Prospectus before making your decision. The mutual funds ("Funds" or "sub-accounts") that make up the Separate Account are:


o Aetna Ascent VP                                           o Janus Aspen Balanced Portfolio
o Aetna Balanced VP, Inc.                                   o Janus Aspen Growth Portfolio
o Aetna Income Shares d/b/a Aetna Bond VP                   o Janus Aspen Worldwide Growth Portfolio
o Aetna Crossroads VP                                       o Oppenheimer Global Securities Fund/VA
o Aetna Variable Fund d/b/a Aetna Growth and Income VP      o Oppenheimer Strategic Bond Fund/VA
o Aetna Index Plus Large Cap VP                             o Portfolio Partners MFS Emerging
o Aetna Legacy VP                                             Equities Portfolio
o Aetna Variable Encore Fund d/b/a Aetna Money Market VP    o Portfolio Partners MFS Research Growth Portfolio
o Fidelity Variable Insurance Products Fund (VIP)           o Portfolio Partners MFS Value Equity Portfolio
  Equity-Income Portfolio                                   o Portfolio Partners Scudder International
o Fidelity Variable Insurance Products Fund II (VIP II)       Growth Portfolio
  Contrafund Portfolio                                      o Portfolio Partners T. Rowe Price Growth
o Janus Aspen Aggressive Growth Portfolio                     Equity Portfolio

Net premiums allocated to the Fixed Account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.5% a year.


This Prospectus and other information about Variable Life Account B filed with the Securities and Exchange Commission ("Commission") can be found in the SEC'S web site at http://www.sec.gov. You can get copies of this information by visiting the Commission's Public Reference Room or writing the Commission's Public Reference Section, Washington, D.C. 20549-6009 and paying a duplicating fee. You can get information on the operation of the Public Reference Room by calling 1-800-SEC-0330.


The Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.


To be valid, this Prospectus must have the current mutual funds' Prospectuses with it. You should read the Prospectus and the attached prospectus for any available Fund if you are considering buying a Certificate or exercising elections under a Certificate. You should also keep them for future reference. You can obtain any fund's Statement of Additional Information (SAI), which provides more information about a fund, by calling (800) 334-7586.

                               TABLE OF CONTENTS

                                                      Page
Policy Summary ....................................    3
 Initial Choices to be Made .......................    3
 Level on Varying Death Benefit ...................    3
 Amount of Premium Payment ........................    4
 Selection of Funding Vehicles ....................    4
 Charges and Fees .................................    4
 Policy Loans .....................................    5
The Company, the Separate Account and the
 General Account ..................................    6
 The Company ......................................    6
 The Separate Account .............................    6
 The General Account ..............................    6
Death Benefit Options .............................    7
Premiums ..........................................    7
The Fixed Account .................................    8
The Funds .........................................    8
Mixed and Shared Funding ..........................   10
Premium Payments ..................................   11
Accumulation Unit .................................   11
Policy Values .....................................   12
Transfers Among the Funding Options ...............   12
Telephone Transfers ...............................   13
Limits on Frequent Transfers ......................   13
Automated Transfers (Dollar Cost Averaging) .......   14
Maturity Value ....................................   14
Cash Surrender Value ..............................   14
Charges and Deductions ............................   14
 Premium Charge ...................................   14
 Insurance and Administrative Charges .............   14
 Charges Assessed Against the Underlying Funds ....   17
 Surrender Charges ................................   18
Policy Surrender ..................................   20
 Full Surrenders ..................................   20
 Partial Surrenders ...............................   20
Policy Lapse ......................................   21
Reinstatement of a Lapsed Policy ..................   22
Policy Loans ......................................   22
Policy Changes ....................................   23
Right to Examine the Policy .......................   23
Exchanging Your Policy ............................   24
Death Benefit .....................................   24

                                                     Page
Policy Settlement .................................   24
 Settlement Options ...............................   25
 Calculation of Settlement Payments ...............   26
Directors and Officers of the Company .............   27
Reports to Policy Owners ..........................   30
Right to Instruct Voting of Fund Shares ...........   30
 Disregard of Voting Instructions .................   30
State Regulation ..................................   31
Legal Matters .....................................   31
Additional Information ............................   31
 The Registration Statement .......................   31
 Distribution of the Policies .....................   31
 Records and Accounts .............................   32
 Independent Auditors .............................   32
 Year 2000 ........................................   32
Tax Matters .......................................   32
 General ..........................................   32
 Federal Tax Status of the Company ................   32
 Life Insurance Qualification .....................   33
 General Rules ....................................   33
 Modified Endowment Contracts .....................   34
 Diversification Standards ........................   34
 Investor Control .................................   34
 Other Tax Considerations .........................   35
 Withholding ......................................   36
Miscellaneous Policy Provisions ...................   36
 The Policy .......................................   36
 Payment of Benefits ..............................   36
 Age and Sex ......................................   36
 Incontestability .................................   36
 Suicide ..........................................   36
 Protection of Proceeds ...........................   37
 Non-Participation ................................   37
 Coverage Beyond Maturity .........................   37
Appendix A--Illustrations of Death Benefit,
 Total Account Values and Cash Surrender
 Values for AetnaVest Policies ....................   38
Appendix B--Illustrations of Death Benefit,
 Total Account Values, and Cash Surrender
 Values for AetnaVest II Policies .................   43
Financial Statements of the Separate Account ......  S-1
Financial Statements of the Company ...............  F-1

     This Prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this Prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

     The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

POLICY SUMMARY

     This section is an overview of key Policy features for AetnaVest and AetnaVest II. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

     1) fixed basis;

     2) variable basis; or a

     3) combination of both fixed and variable basis.

     Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

     At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 ("Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

     This Policy may also be offered to employers on a group basis. In this case, individual Certificates are issued to each employee under a group multiple employer trust plan. These Certificates contain all the provisions of the individual Policies.

Initial Choices to be Made

     The policy owner (the "Owner" or "you") is the person named in the policy specifications who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

    1) either the level or varying death benefit option;

    2) the amount of premium you want to pay;

    3) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it;

Level or Varying Death Benefit

     The death benefit is the amount the Company pays to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

     If you choose the level death benefit option, the death benefit will be the greater of:

    1) the "specified amount" in effect for the Policy at the time of the Insured's death (the initial specified amount may be found on the Policy's specification page); or

    2) the applicable percentage of the "total account value" (the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts);

    If you choose the varying death benefit option, the death benefit will be the greater of:

     1) the specified amount plus the total account value or

     2) the applicable percentage of the total account value

     See page 7 for more details.

     If you have borrowed against your Policy or surrendered a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.

     You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally.

Amount of Premium Payment

     When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 11. If your Policy lapses because your monthly deduction is larger than the "cash surrender value" (total account value minus the surrender charge and the amount necessary to repay any loans) you may reinstate your Policy. See page 22.

     You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance (see page 15) increase as the Insured gets older.

     When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your policy, you will receive a refund. See page 23.

Selection of Funding Vehicles

     This Prospectus focuses on the Separate Account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. See page 12.

     You must choose the Fund(s) sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

     You may also choose to place your net premium payment or part of it into the Fixed Account. Net premium payments put into the Fixed Account become part of the Company's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4.5% per year. For additional information on the Fixed Account, see page 8.

Charges and Fees

     We deduct a premium charge from all of your premium payments. For AetnaVest, this is 2.50% (2.35% for California residents). For AetnaVest II, this is currently 3.5%, and will never exceed 6%.

     Monthly deductions are made from the total account value for administrative expenses and the Cost of Insurance along with any supplemental riders or benefits that are placed on your Policy. For AetnaVest Policies, this administrative expense charge ranges from $0 to $5 per month. For AetnaVest II Policies, this charge is $20 during the first policy year and $5 during subsequent policy years.

     Daily deductions are subtracted from the Separate Account for mortality and expense risk. The current charge for mortality and expense risk under the AetnaVest Policies varies:

   Aetna Ascent VP; Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under AetnaVest Policies ...........       0.70%

     The current charge under AetnaVest II Policies is 0.70% of the average daily net assets of the separate account. We reserve the right to change this charge but it will never exceed 0.90%.

     Currently, we deduct from Variable Life Account B (the separate account) a daily administrative charge for the administration and maintenance of the Policies. This charge is at an annual rate of 0.30% of the average daily net assets of the separate account. It will never exceed 0.30% for AetnaVest and 0.50% for AetnaVest II.

     Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other expenses. The table on page 16 shows you the charges and other expenses currently in effect for each Fund.

     At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the fixed account value. The Company may increase this limit in the future.

     If you surrender your Policy, in full or in part, within the first 10 policy years, (15 years for AetnaVest II) a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the Insured's age and, in most states, the sex of the Insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 10 (6 through 15 for AetnaVest II) this charge reduces on a monthly basis to zero.

     For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

     If you surrender your Policy within the first 10 years (15 years for AetnaVest II) after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 10 policy years (15 years for AetnaVest II), the surrender charge will remain the same. See page 19.

Policy Loans

     If you decide to borrow against your Policy, interest will be charged to the loan account. Currently, the interest rate on loans accrues at an annual rate of 8%.

     There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

     Annual interest will be credited on the loan account value at the same rate interest is charged, for preferred loans, and at 4.5% per year (6% in New
York) for nonpreferred loans. See page 22.

THE COMPANY, THE SEPARATE ACCOUNT, AND THE GENERAL ACCOUNT

     The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Separate Account

     Variable Life Account B is the separate account that supports the variable options. If you allocate any of your total account value to the variable options, that value is invested in the separate account. The separate account purchases shares of the Funds to fund the benefits provided by the Certificates. We describe the currently available Funds, their investment objectives, and their investment advisers in this Prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the separate account will be reinvested in additional Fund shares at net asset value.

     We created Variable Life Account B in 1986 under Connecticut law. We hold the separate account assets to satisfy the claims of the Certificate Owners to the extent that they have allocated amounts to the Separate Account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Certificates with respect to the separate account. The Company is responsible for meeting all obligations to Owners under the Certificates.

     The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the separate account involves no approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

The General Account

     The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Both the fixed account value and the loan account value are held in the General Account.

     The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Policies.

DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

     Option 1 generally provides a level death benefit. Under Option 1, the death benefit will be the higher of the Specified Amount (a minimum of $100,000), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 95.

     Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options selected. Under Option 2, the death benefit will be the higher of either the specified amount plus the total account value; or the applicable percentage of the total account value.

     Under both Option 1 and Option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.

PREMIUMS

     At the time you purchase a Policy, you also choose the amount of premium you will pay. You may vary premium payments to some extent and still keep your Policy in force. To understand how this works, there are three terms you should be familiar with. These are: basic premium, planned premiums, and additional premiums.

     Basic premium is that premium which must be paid to assure that the Policy remains in force for at least 2 years after issue, assuming there have been no loans or surrenders. The basic premium is stated in the Policy. If basic premiums are not paid, or if there are surrenders or loans taken during the first two Policy Years, the Policy will lapse if the cash surrender value is less than the monthly deduction.

     Your basic premiums are not current if your actual premiums paid, minus loans and minus partial surrenders, are less than the basic premium (expressed as a monthly amount) times the number of months the Policy has been in force.

     After the first two Policy years, as long as the Policy's cash surrender value is greater than the monthly deduction, your Policy will not lapse.

     Planned premiums are those premiums you choose to pay on a scheduled basis. These are usually equal to or greater than the basic premium. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized monthly check payments may also be arranged.

     Additional premiums are any premiums you pay in addition to planned premiums.

     Payment of basic premiums, planned premiums or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. (See "Policy Lapse." Page 21)

     You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

   1) We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

   2) No premiums can be accepted if they would disqualify the Policy as a "life insurance policy" under federal tax laws. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters"). If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law; and


   3) When there is an outstanding loan, all premiums paid in excess of the basic premium will be considered repayment of the loan account value (this is true in all states for AetnaVest Policies and in all states except Texas for AetnaVest II Policies).


     Under limited circumstances, we may backdate a Policy, upon request, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular specified amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is credited to the separate account. Backdating your Policy will not affect the date on which your premium payments are credited to the separate account and your policy is credited with "accumulation units." Your Policy cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values.")


THE FIXED ACCOUNT

     You may allocate all or a part of your premiums to the Fixed Account, which will be credited with interest at a rate determined by us from time to time, but guaranteed to be at least 4.5% per year. The interest rate credited to each premium payment will depend on the date the payment is received at our Administrative Office.



     Credited interest rates reflect the Company's return on the Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.



THE FUNDS

     You may also allocate all or a portion of your premiums to the Separate Account and direct that they be invested in one or more of the Funds. Each of the Funds is an open-end, management investment company whose shares are available to fund the benefits provided by the Policy. Not all Funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institutions, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the Investment Company Act of 1940. Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge from our Administrative Office at the address and phone number listed on the cover of this Prospectus, or by contacting the SEC Public Reference Room. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any amounts allocated to a sub-account if the sub-account investment in the corresponding Fund is not accepted by the Fund for any reason.


 o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

 o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

 o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

 o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

 o Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

 o Fidelity Variable Insurance Products Fund Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(2)

 o Fidelity Variable Insurance Products Fund II--Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(2)

 o Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(3)

 o Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(3)

 o Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

 o Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(3)

 o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative.(4)

 o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

 o Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital.(5)(a)

 o Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

 o Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(5)(a)

 o Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities with high growth potential.(5)(b)

 o Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth and, secondarily, increasing dividend income.(5)(c)

Investment Advisers for each of the funds:

(1) Aeltus Investment Management, Inc.
(2) Fidelity Management & Research Company
(3) Janus Capital Corporation
(4) OppenheimerFunds, Inc.
(5) Aetna Life Insurance and Annuity Company (adviser)
     (a) Massachusetts Financial Services Company (subadviser)
  (b) Scudder Kemper Investments, Inc. (subadviser)
  (c) T. Rowe Price Associates, Inc. (subadviser)

MIXED AND SHARED FUNDING

     Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy Owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


PREMIUM PAYMENTS

     If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

     After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated, as you have directed, as of the valuation date on which each payment is received in the Administrative Office.

     You may reallocate your future premium payments at any time, up to four times per year, free of charge. After four times, a $10 charge is imposed on each subsequent change in order to reimburse us for costs associated with allocation changes. Any reallocation will apply to premium payments made after you have received written verification from us.

ACCUMULATION UNIT

     An "accumulation unit" is the measure of the net investment result of each variable funding option. Accumulation units are used to calculate the value of the variable portion of your Policy (prior to the election of a settlement option). Accumulation units are valued at the end of each normal business day Monday through Friday that the New York Stock Exchange is open (valuation date). A "valuation period" is the period of time from one valuation date to the next valuation date. The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each Fund as follows:

The net investment rate equals

 (a) the net assets of the Fund held in the separate account at the end of a valuation period, minus

 (b) the net assets of the Fund held in the separate account at the beginning of that valuation period, plus or minus

 (c) taxes or provisions for taxes, if any, attributable to the operation of the separate account divided by

 (d) the value of the accumulation units held by the separate account at the beginning of the valuation period, minus

 (e) a daily charge at an annual rate not to exceed 0.90% of the value of the Fund shares held in the separate account for mortality and expense risks and no more than 0.50% (0.30% for AetnaVest) of the value of the Fund shares held in the separate account for the Company's administrative expenses attributable to Policies funded through the separate account.

The current charge for mortality and expense risk under AetnaVest Policies is equal to annual rates as follows, applied to the average daily net assets of the Funds:

   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under AetnaVest Policies ...........       0.70%

The current charge for mortality and expense risk under AetnaVest II Policies is equal to an annual rate of 0.70% of the Funds' average daily net assets.

A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses.

POLICY VALUES

     Once your Policy has been issued, each premium payment allocated to a variable funding option of the separate account will be credited to your Policy in the form of accumulation units of the funding option based on that funding option's accumulation unit value (AUV). Initial premium will be credited to your account at the AUV computed on the next valuation date following our acceptance of the application. Each subsequent premium received by the Company by the close of business of the New York Stock Exchange will be credited to your account at the AUV computed on the next valuation date following our receipt of your premium. The AUV may increase or decrease. The number of accumulation units credited is determined by dividing the net premium (the premium less the charge deducted from it) by the AUV next computed after we receive the premium. Shares of a Fund are purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the net premium payment by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.


     The value of your Policy is determined by:


   (a) multiplying the total number of accumulation units credited to the Policy for each funding option, respectively, by the appropriate current AUV; and

   (b) if you have elected a combination of funding options, totaling the resulting values for each portion of the Policy; and

   (c) adding any fixed account or loan account value.

     The number of accumulation units credited to a Policy will not be impacted by any subsequent change in the value of an accumulation unit. The number of units is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

     Fixed Account values will reflect amounts allocated to the General Account through either payment of premiums or transfers from the separate account. There is no assurance that the separate account value of the Policy will equal or exceed the premiums paid and allocated to the separate account. You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current accumulation unit values, and your total account value.

TRANSFERS AMONG THE FUNDING OPTIONS

     You may elect to transfer your accumulated separate account value among any of the Funds, or from any of the Funds to the Fixed Account. Within the 45 days after your Policy's anniversary, you may also transfer a portion of the fixed account value to one or more Funds. This type of transfer is allowed only once in the 45-day period and will be effective on the valuation date that your request is received in good order at our

Administrative Office. The amount of such transfer cannot exceed the greater of
(1) 25% of the fixed account value, or (2) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time. The first four transfers in any one policy year are made free of charge. Each additional transfer will be subject to a $10 charge.

     Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values next determined after a written request is received by us at our Administrative Office, provided the request is received by the close of business of the New York Stock Exchange. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

     For AetnaVest II Policies, we will waive the $10 charge if you are changing your allocation so that 100% of the existing separate account value and all future allocations are credited to the Fixed Account.


     If you contemplate the transfer of assets, you should consider the risks inherent in a shift from one funding option to another. In general, frequent transfers based on short-term expectations will tend to accentuate the danger that a transfer will be made at an inopportune time.


     Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

TELEPHONE TRANSFERS

     You may request a transfer of account values either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to the Administrative Office. Once the form is processed, you may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.

     Transfer instructions are currently accepted on each valuation date. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

LIMITS ON FREQUENT TRANSFERS

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase the Policy.

     We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

   (1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and
   (2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

     We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.


AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)


     Dollar cost averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

     You may establish automated transfers of account values from the Funds on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is currently no charge for the dollar cost averaging program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

     Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.

MATURITY VALUE

     The maturity value of the Policy is the total account value on the maturity date, less the amount necessary to repay any loans in full.

CASH SURRENDER VALUE

     The cash surrender value of your Policy is the amount you can receive in cash by surrendering the policy. The cash surrender value equals the total account value minus the applicable surrender charge, less the amount necessary to repay any loans in full. Your Policy's total account value is equal to the sum of the fixed account value the separate account value and loan account value.

     The cash surrender value will never be less than zero. All or a part of the cash surrender value may be applied to one or more of the settlement options.

CHARGES AND DEDUCTIONS

Premium Charge

     This deduction represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities. For AetnaVest Policies, a deduction of 2.50% of premiums paid (2.35% for California issues) will be made. For AetnaVest II Policies, a deduction of 3.5% (guaranteed to be no higher than 6%) will be made to cover such taxes and other expenses.


Insurance and Administrative Charges


     Deductions are made from your total account value on a periodic basis for insurance and administrative costs. The charges for insurance and administrative costs will vary from Policy to Policy. They are broken down as follows:

(a) A monthly deduction is made from the total account value. This deduction includes charges for the Cost of Insurance, for any supplemental riders or benefits, and for administrative expenses.

     The Cost of Insurance is equal to the Amount at Risk (the death benefit before deductions for loans, divided by 1.0036748, minus the total account value), multiplied by the Cost of Insurance rate which will not exceed the rate shown in the Policy. (Such rate varies according to the attained age, premium class and, in most states, sex of the Insured, and is based on the Commissioner's 1980 Standard Ordinary Mortality Tables (the "1980 CSO Tables"), nonsmoker and smoker versions.)


     Charges for any supplemental riders or benefits are described in the applicable rider or benefit policy form.


     A monthly administrative charge and a daily asset-based charge (see (c) following) are also charged. These charges are designed to recover acquisition and maintenance costs under the Policy such as policy underwriting and issue, policyholder reports and transaction handling. For AetnaVest Policies, the monthly charge decreases by attained age. At younger ages, the account value builds slowly so the daily asset-based charge is small. In those years, the monthly charge must be larger to cover the Company's expenses. As the total account value grows, the asset-based daily charge can cover the Company's expenses without as high a monthly expense charge. The monthly charge varies for AetnaVest Policies according to the table below:


                                   AETNAVEST
                            ADMINISTRATIVE EXPENSES

                    Specified Amount
                -------------------------
   Attained      $100,000-     $1,000,000
     Age          999,999        & Over
-------------   -----------   -----------
   Up to 29       $  5.00       $  3.00
    30-39            4.00          2.00
    40-49            3.00          1.00
    50-59            2.00          0.00
    60-69            1.00          0.00
  70 & Over          0.00          0.00

     For AetnaVest II Policies, the monthly charge for administrative expenses in the first Policy Year is $20 and in all subsequent Policy Years, the monthly charge is $5. The monthly administrative charge and the asset-based administrative charge work together to cover the Company's acquisition and maintenance costs. In later years of the Policy, revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The administrative charges will not exceed our costs.

     The monthly deduction is taken proportionately from each funding option, if more than one is used. This is accomplished by canceling accumulation units and withdrawing the value of the canceled accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values. The monthly deduction is made at the same time each month, beginning with the issue date.

(b) A daily deduction at a rate not to exceed 0.90% per year is taken only from the separate account value for mortality and expense risks. This deduction is currently set at the following amounts:

   1) AetnaVest Policies:
   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under AetnaVest ....................       0.70%
   2) For all Funds available under AetnaVest II ....................       0.70%


This charge may be increased or decreased to reflect our expectations of future mortality and expense experience.

(c) A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses as described under (a) above.

Once a Policy is issued, monthly deductions, including Cost of Insurance charges, will be taken from your Policy values as of the issue date, even if the issue date is earlier than the date the application is signed (See "Premiums"). If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

Charges Assessed Against the Underlying Funds


     The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1998 unless otherwise indicated:

                                                                                                              Net Fund
                                                                               Total Fund                      Annual
                                                                            Annual Operating                  Expenses
                                                    Investment              Expenses Without      Total        After
                                                     Advisory      Other       Waivers or      Waivers and   Waivers or
                     Fund Name                        Fees(1)    Expenses      Reductions       Reductions   Reductions
-------------------------------------------------- ------------ ---------- ------------------ ------------- -----------
Aetna Ascent VP(2)(3)                                   0.60%       0.15%          0.75%           0.00%        0.75%
Aetna Balanced VP, Inc.(3)                              0.50%       0.09%          0.59%             --         0.59%
Aetna Bond VP(3)                                        0.40%       0.10%          0.50%             --         0.50%
Aetna Crossroads VP(2)(3)                               0.60%       0.15%          0.75%           0.00%        0.75%
Aetna Growth and Income VP(3)                           0.50%       0.08%          0.58%             --         0.58%
Aetna Index Plus Large Cap VP(2)(3))                    0.35%       0.10%          0.45%           0.00%        0.45%
Aetna Legacy VP(2)(3)                                   0.60%       0.16%          0.76%           0.00%        0.76%
Aetna Money Market VP(3)                                0.25%       0.09%          0.34%             --         0.34%
Fidelity VIP Equity-Income Portfolio(4)                 0.49%       0.09%          0.58%           0.01%        0.57%
Fidelity VIP II Contrafund Portfolio(4)                 0.59%       0.11%          0.70%           0.04%        0.66%
Janus Aspen Aggressive Growth Portfolio(5)              0.72%       0.03%          0.75%           0.00%        0.75%
Janus Aspen Balanced Portfolio(5)                       0.72%       0.02%          0.74%           0.00%        0.74%
Janus Aspen Growth Portfolio(5)                         0.72%       0.03%          0.75%           0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(5)               0.67%       0.07%          0.74%           0.02%        0.72%
Oppenheimer Global Securities Fund/VA(6)                0.68%       0.06%          0.74%             --         0.74%
Oppenheimer Strategic Bond Fund/VA(6)                   0.74%       0.06%          0.80%             --         0.80%
Portfolio Partners, Inc. MFS Emerging
 Equities Portfolio(7)                                  0.68%       0.13%          0.81%           0.00%        0.83%
Portfolio Partners MFS Research
 Growth Portfolio(7)                                    0.70%       0.15%          0.85%             --         0.85%
Portfolio Partners MFS Value Equity Portfolio(7)        0.65%       0.25%          0.90%             --         0.90%
Portfolio Partners Scudder International
 Growth Portfolio(7)                                    0.80%       0.20%          1.00%             --         1.00%
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio(7)                                    0.60%       0.15%          0.75%             --         0.75%

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual
    Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(5) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(6) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(7) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.


For further details on each Fund's expenses please refer to that Fund's prospectus.


Surrender Charges

     The surrender charge is the amount retained by the Company upon the full or partial surrender of the Policy. There will be a surrender charge if you surrender your Policy (in whole or in part) before the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies, from either the Policy issue date or from the effective date of an increase in the specified amount under the Policy. The surrender charge is imposed partially as a deferred sales charge, and also to enable the Company to recover certain administrative costs.

     The initial surrender charge is based on the specified amount. It also depends on the Insured's issue age and, in most states, sex.

     The dollar amount of the surrender charge will remain the same for five years following the issue date. Thereafter, the charge will decline monthly for the next five years (ten for AetnaVest II) so that, ten years after the issue date for AetnaVest Policies and fifteen years after the issue date for AetnaVest II Policies (assuming no increases in the specified amount), the surrender charge will be zero.

     If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

     If you increase the specified amount (which you can do at any time after the first policy year subject to satisfactory evidence of the Insured's insurability), a new surrender charge will be applicable, in addition to the then-existing surrender charge. This charge will be determined based on the Insured's attained age, sex, and underwriting status at the issue date (except for AetnaVest II Policies issued in Massachusetts and Montana where this charge will not be determined based on sex). The surrender charge applicable to the increase will be 70% of the surrender charge on a new policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero at the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies. See the example in the boxes on page 19 and page 20.

     The maximum portion of the surrender charge which is to be applied to reimburse the Company for sales and promotional expenses will be 30% of the first year's basic premium (if you surrender in full during that year). Full surrenders after the first year will result in the imposition of the same dollar surrender charge for the initial five years and, therefore, the sales expense portion of the surrender charge (expressed as a percentage of basic premiums paid) will decline after the first policy year.


              AETNAVEST POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                   SPECIFIED AMOUNT ON THE SURRENDER CHARGE


     This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new Policy with a specified amount of $150,000.

     As noted above, for original specified amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the tenth Policy Year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the tenth year following increase.


                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
--------------   ---------------------   --------------------   ------------
       1               $  890.00                     --          $  890.00
       2                  890.00                     --             890.00
       3                  890.00              $  489.50           1,379.50
       4                  890.00                 489.50           1,379.50
       5                  890.00                 489.50           1,379.50
       6                  890.00                 489.50           1,379.50
       7                  712.00                 489.50           1,201.50
       8                  534.00                 489.50           1,023.50
       9                  356.00                 391.60             747.60
      10                  178.00                 293.70             471.70
      11                       0                 195.80             195.80
      12                       0                  97.90              97.90
      13                       0                      0                  0

            AETNAVEST II POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                   SPECIFIED AMOUNT ON THE SURRENDER CHARGE


     This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new policy with a specified amount of $150,000.

     As noted above, for original specified amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the fifteenth policy year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the fifteenth year following increase.

                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
--------------   ---------------------   --------------------   ------------
       1               $  890.00                     --          $  890.00
       2                  890.00                     --             890.00
       3                  890.00              $  489.50           1,379.50
       4                  890.00                 489.50           1,379.50
       5                  890.00                 489.50           1,379.50
       6                  890.00                 489.50           1,379.50
       7                  801.00                 489.50           1,290.50
       8                  712.00                 489.50           1,201.50
       9                  623.00                 440.55           1,063.55
      10                  534.00                 391.60             925.60
      11                  445.00                 342.65             787.65
      12                  356.00                 293.70             649.70
      13                  267.00                 244.75             511.75
      14                  178.00                 195.80             373.80
      15                   89.00                 146.85             235.85
      16                       0                  97.90              97.90
      17                       0                  48.95              48.95
      18                       0                      0                  0

     The Company may offer the Policy in a group arrangement in connection with a multiple employer trust plan under which a trustee, employer or employers, or other similar entity purchases a Policy which covers a group of individuals on a group basis. Certificates replicating all the provisions of a Policy are issued to individual employees. In such arrangements, an employer may permit group solicitation of its employees for the purchase of Policies on either a group or individual basis.


     The Company may reduce the surrender charge, the monthly deduction, or both, in connection with Policies issued under such arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amount of reductions will be considered on a case-by-case basis and will reflect the reduced sales effort and administrative costs expected as a result of sales to a particular group or sponsored arrangement.

     Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to, payment of sales and distribution expenses, would be charged to and paid by the Company.

POLICY SURRENDER


Full Surrenders


     When you surrender your Policy for the full cash surrender value, all applicable surrender charges are imposed.


Partial Surrenders


     When you surrender part of your Policy, we will apply the same proportion of the total applicable surrender charges as the amount to be paid on surrender bears to the total cash surrender value. Once you have made a partial surrender, or surrenders, future applicable surrender charges will be reduced proportionately. In addition, under Option 1, the specified amount will be reduced by the amount surrendered.

   Other rules apply to partial surrenders:


   1) No partial surrender can be made until one year after the issue date;

   2) The amount paid to you on a partial surrender must be at least $500;

   3) If a partial surrender is made, there will be a transaction charge, made against the total account value, of $25 or 2% of the amount of the net surrender payment, whichever is less.

   4) If, at the time of a partial surrender, your total account value is attributable to more than one funding option, both the surrender charge and the amount paid to you upon the surrender will be taken proportionately from the values accumulated in each funding option. You cannot select the funding option to be used in the surrender;

   5) A partial surrender will not be allowed if it would cause the specified amount to drop below the minimum allowable specified amount; and

   6) Partial surrenders may only be made prior to election of a settlement option.

     As mentioned previously, a partial surrender will also reduce the death benefit (and the specified amount, if Option 1 is in effect), by the amount of the reduction in your total account value resulting from the surrender. If the specified amount is reduced, the most recent increase in coverage is reduced first, then the next most recent coverage, and so forth.

     If the death benefit on an Option 1 Policy is calculated as a percentage of the total account value rather than as the specified amount, a partial surrender will reduce the specified amount only if the partial surrender decreases the difference between the death benefit and the total account value. A partial surrender will not reduce the specified amount of an Option 2 Policy.

     Payment of any amount due from separate account values on a full or partial surrender will be made within seven calendar days after your written surrender request is received at our Administrative Office, except that payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment of values from the fixed account value may be deferred for up to six months, except when used to pay premiums to the Company.

     If you surrender your Policy, in whole or in part, there may be tax implications. (See "Tax Matters.")

POLICY LAPSE

     A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within 61 days of our notifying you. This may happen after the first two policy years, or during the first two policy years if your basic premiums are not current.

     If the cash surrender value of the Policy is insufficient to cover the monthly deduction on the appropriate date, your insurance coverage will terminate at the end of a 61-day grace period. The grace period begins with the mailing of a notice to you, once we discover the insufficiency. We will require the payment of the amount necessary to keep this Policy in force for the current month, plus two additional months. During the grace period, a Policy has no cash surrender value, so that if the Policy is terminated at the end of the grace period, no money will be paid to you.

     If your policy's cash surrender value is insufficient to cover the monthly deduction on the appropriate date, an amount equal to the monthly deduction will be removed from the total account value and will not participate in investment performance. If a premium payment is subsequently made and the cash surrender value exceeds the amount of the monthly deduction, or, within the first two years the basic premiums are paid, the amount removed will be returned to the total account value and will resume participation in investment performance.

REINSTATEMENT OF LAPSED POLICY

     We will consider reinstatement within five years after the date of termination (provided it is before the maturity date). We will require satisfactory evidence of insurability. Regardless of when the Policy lapses, the original and any additional tables of surrender charges that were issued on this Policy will apply upon reinstatement. The loan account value will be reinstated. All values will be reinstated as of the date of the Policy's termination.

     Under AetnaVest II Policies issued in most states, if the Policy lapses during the first two policy years, the payment required at reinstatement will equal the sum of basic premiums for each monthly deduction day to date, less premiums previously paid. If the Policy lapses after the first two policy years, you must make a premium payment that will cause the surrender value upon reinstatement to equal three times the next monthly deduction.

     For AetnaVest Policies, upon reinstatement, no surrender charge deduction will apply to coverage which was in force for two or more years (one or more years for multiple employer trust policies) prior to the date of termination. For terminated coverage which was in force less than two years, future surrender charges will not be reduced from the original schedule. If you request reinstatement during the first two policy years, the premium required at reinstatement will be the lesser of (a) a premium sufficient to pay for three monthly deductions plus any applicable surrender charge; or (b) overdue basic premiums.

POLICY LOANS

     If you purchase an AetnaVest Policy you may borrow against your Policy after the end of the second policy year (in California and Texas, after the end of the first policy year). AetnaVest II Policy Owners may borrow against their Policy beginning in the first policy year. For all Policies, loans must be taken before the election of a settlement option.

     The most you can borrow is 90% (100% for AetnaVest II policies issued in Texas) of the fixed account and separate account values less the surrender charge applicable at the time of the loan. Interest on the loan, including preferred loans, will accrue at 8% per year, payable once a year at each anniversary of the loan. Any interest not paid when due becomes part of the loan and bears interest.

     The amount you receive as a result of the loan will, together with any accrued but not paid interest, constitute the loan account value. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment. The amount necessary to repay all loans in full is the loan account value plus any accrued interest.

     The loan account value is credited with the amount of any loans you make on your Policy, as collateral. The loan account value is credited with interest at a rate of at least 4.5% per year (6% in New York). Such credited interest is transferred out of the loan account value monthly and reallocated proportionately to the applicable funding options.

     Beginning in the eleventh policy year, up to 10% of the maximum loan amount available, at the beginning of a policy year, can be taken as a preferred loan during that policy year. Amounts borrowed in excess of the maximum loan amount available for a preferred loan will not be considered a preferred loan. The portion of the loan account value equal to the preferred loan will be credited at the policy loan interest rate of 8% per year. The portion of the loan account value not considered a preferred loan will be credited interest at 4.5% per year (6% in New York). The preferred loan feature is only available in approving states as stated in your Policy.

     If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value held in each funding option. You cannot select the funding option to be used for the loan.

POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.

     Beginning one year after the issue date, you may increase or decrease the specified amount of your Policy as follows:

   1) For an increase, we will require satisfactory evidence of insurability unless there is no increase in the amount at risk;

   2) The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from total account value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate;

   3) An increase in the specified amount will increase the surrender charge unless there is no increase in the amount at risk;

   4) Increases are limited to four times the original specified amount;

   5) Decreases in the specified amount will not decrease the surrender charge or your basic premium. Decreases during the second year after the issue date will usually not enable you to reduce your planned premium below the basic premium without lapsing the Policy;

   6) No decrease may reduce the specified amount to less than the then-current minimum for this type of Policy;

   7) The decrease will be applied first to the most recent coverage under the Policy, then to the next most recent, and so forth.

     You can also change from one death benefit option to the other.

     The specified amount will be changed when a change in death benefit option is made. If the change is from Option 1 to Option 2, the new specified amount will equal the amount at risk as of the date of the change. If the change is from Option 2 to Option 1, the new specified amount will equal the death benefit as of the date of the change.

     A change in death benefit option will not be allowed if the new specified amount would be less than the then-current minimum. We may require satisfactory evidence of insurability before allowing the change. There will be no change in the surrender charge (either increase or decrease) at the time of a change in death benefit option.

RIGHT TO EXAMINE THE POLICY

     The Policy has a specific period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest.

     If you return (cancel) the Policy, we will pay a refund of

   1) the difference between payments made and amounts allocated to the separate account,

   2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us, and

   3) any fees imposed on the amounts allocated to the separate account.

     If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.


EXCHANGING YOUR POLICY

     You may exchange the AetnaVest Policy for a period of two years after the issue date, for a new adjustable premium policy issued by the Company, under which policy values and benefits do not vary with the investment performance of a separate account. The new policy will have the same issue date as the old Policy, and no evidence of insurability will be required. Since your total account value will be transferred from the old Policy to the new policy in its entirety, the cash surrender value under the new policy cannot exceed the cash surrender value under the old Policy at the time of exchange. We have the right to adjust the cash surrender value under the new policy to make sure this is the case. You have the right to select whether the new policy has the same death benefit or net amount at risk as the old Policy. There may be a charge due to the Company, or a refund due to you, equal to the difference in cash value between the old Policy and the new policy.

     For AetnaVest II Policies you may simply transfer the entire separate account value of your Policy to the Fixed Account. No charge will be made for any such transfer.

DEATH BENEFIT

     The death benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

     The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options described below.

     Payment of the death benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the insured's death.

     All or a part of the proceeds of the death benefit may be applied under one or more of the following settlement options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit proceeds due will be paid as elected.

POLICY SETTLEMENT

     There are several ways in which a beneficiary may receive annuity payments due from a death benefit, or which the Insured may choose to receive annuity payments from the cash surrender value of the Policy.

     Proceeds in the form of settlement options are payable by the Company upon the Insured's death; upon maturity of the Policy; or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

     A written request is required to elect, change, or revoke a settlement option. This request will take effect upon receipt or recording of the written request, in good order, at our Administrative Office.

     The first variable settlement option payment will be as of the tenth valuation period following the receipt of the properly completed election form.

Settlement Options

     Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period. An "annuitant" is the person or persons on whose life annuity payments are based and who may be entitled to receive such payment.


     Option 1--Payment of interest on the sum left with us;

     Option 2--Payments for a stated number of years, at least three but no more than thirty;


     Option 3--Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months;

     Option 4--Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

     (a) 100% of the payment to continue to the survivor;

     (b) 66% of the payment to continue to the survivor;

     (c) 50% of the payment to continue to the survivor;

     (d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

     (e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.


     In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.


     Proceeds applied under Option 1 will be held by us in our General Account. Proceeds in the General Account will be used to make payments on a fixed dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.5%. We may add interest daily at any higher rate.

     Under Option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

     Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in the Company's Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds in Variable Annuity Account B will be used to make payments on a variable basis.


     If payments are to be funded on a variable basis, the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3.5% per annum, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

     Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

     If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

   (a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an Assumed Net Investment Rate of 3.5% is chosen; or

   (b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an Assumed Net Investment Rate of 5% is chosen.


     Option 2, 3, or 4 may be chosen on a fixed dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.


     As to funds held under Option 1, the annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

     When an annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the beneficiary, or upon election by the beneficiary, any remaining guaranteed payments will continue to the beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the annuitant's estate.


     If a beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.


     Payments will be made upon receipt of a written request filed with us. If the Owner has made no settlement election when the beneficiary becomes entitled to proceeds, the beneficiary may make the election.

Calculation of Settlement Payments


     When you have chosen payment on a variable basis, the first payment is calculated as follows:

   (a) the portion of the proceeds applied to make payments on the variable basis; divided by

   (b) 1000; times


   (c) the payment rate for the option chosen.

     Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit Value (described below), as of the tenth valuation period (the period of time between one valuation Date and the next valuation
Date) before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit Value as of the tenth valuation period prior to the due date of the payment.

     For any valuation period, the Settlement Option Unit Value is equal to:

   (a) The Settlement Option Unit value for the previous valuation period;
   times

   (b) The Net Return Factor (as defined below) for the valuation period;
   times


   (c) A factor to reflect the Assumed Net Investment Rate. The factor for 3.5% per year is .9999058; for 5% per year, it is .9998663.

   The Net Return Factor equals:

    (i) The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period, minus

    (ii) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period, plus or minus


    (iii) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B, divided by


    (iv) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period, minus


    (v) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and a daily administrative expense charge that will not exceed .25% on an annual basis.

     The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit Values and the payment may increase or decrease due to investment gain or loss.


     Payments will not be affected by changes in the mortality or expense results or administrative charges.

DIRECTORS AND OFFICERS OF THE COMPANY

Name and Address*
Positions with Company       Business Experience During Past 5 Years
--------------------------   -------------------------------------------------------------------------------
Thomas J. McInerney          President (since October 1998) Aetna Investment Advisor Holding Company,
Director, President and      Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding Company,
Chairman, Executive          Inc.; President (since September 1997), Aetna Life Insurance and Annuity
Committee (Principal         Company; President (since September 1997), Aetna Insurance Company of
Executive Officer)           America; President (since September 1997), Aetna Retirement Holdings, Inc.;
                             President (since August 1997), Aetna Retirement Services, Inc.; Executive
                             Vice President (since August 1997), Aetna Inc., Aetna Services, Inc. and Aetna
                             Life Insurance Company; Vice President, Strategy (March 1997--August
                             1997) Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance Company,
                             Vice President, Sales (December 1996--March 1997) and Vice President
                             National Accounts (April 1996--March 1997), Aetna US Healthcare Inc.; Vice
                             President, Strategy, Finance, & Administration (July 1995--April 1996), Aetna
                             Inc.; Vice President, Guaranteed Products (November 1992--July 1995),
                             Aetna Life Insurance Company.

Shaun P. Mathews             President (December 1998--February 1999) Aetna Investment Services, Inc.;
Director and Senior Vice     Senior Vice President (since October 1998) Aetna Investment Advisor Holding
President                    Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding
                             Company, Inc.; Senior Vice President, Product and Brand Management (since
                             September 1998), Senior Vice President, Product Management (September
                             1997--September 1998). Vice President, Products Group (February 1996--
                             September 1997), Senior Vice President, Strategic Markets and Products
                             (February 1993--February 1996) Aetna Life Insurance and Annuity Company.

Name and Address*
Positions with Company        Business Experience During Past 5 Years
---------------------------   --------------------------------------------------------------------------------
Catherine Hale Smith          Senior Vice President (since October 1998) Aetna Investment Advisor Holding
Director, Chief Financial     Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding
Officer and Senior Vice       Company, Inc.; Chief Financial Officer and Senior Vice President, Business
President                     Strategy and Finance (Since February 1998), Aetna Life Insurance and
                              Annuity Company; Director and Senior Vice President (since March 1999),
                              Chief Financial Officer (since February 1998), Aetna Retirement Services,
                              Inc.; Vice President, Strategy, Finance and Administration, Financial Relations
                              (September 1996--February 1998), Aetna Inc.; Chief of Staff, Health/Group
                              Life, Strategy and Communication (April 1993--September 1996) Aetna Life
                              Insurance Company.

Kirk P. Wickman               Vice President, General Counsel and Corporate Secretary (since October 1998)
Senior Vice President,        Aetna Investment Advisor Holding Company, Inc., Aetna Retail Holding
General Counsel and           Company, Inc., Aetna Services Holding Company, Inc.; Vice President,
Corporate Secretary           General Counsel and Assistant Secretary (since April 1997) Aetna Retirement
                              Services, Inc.; Senior Vice President (since March 1999), Vice President
                              (November 1996--March 1999), General Counsel and Corporate Secretary
                              (since November 1996), Aetna Life Insurance and Annuity Company; Vice
                              President and Counsel (June 1992--November 1996), Aetna Life Insurance
                              Company.

Deborah Koltenuk              Vice President, Treasurer and Corporate Controller (since October 1998)
Vice President and            Aetna Investment Advisor Holding Company, Inc., Aetna Retail Holding
Treasurer, Corporate          Company, Inc., Aetna Services Holding Company, Inc.; Vice President,
Controller                    Treasurer and Corporate Controller (since July 1996), Aetna Life Insurance and Annuity Company and Aetna Retirement Holdings, Inc.; Vice President,
                              Investment Financial Reporting and Securities Operations (April 1996--July
                              1996), Aetna Life Insurance Company; Vice President, Investment Planning
                              and Financial Reporting (October 1994--April 1996), The Aetna Casualty and
                              Surety Company and The Standard Fire and Insurance Company; Assistant
                              Vice President, Finance and Administration (June 1994--October 1994), Aetna
                              Life Insurance Company; Controller (September 1993--June 1994), Aetna
                              Information Technology.

Therese A. Squillacote        Vice President and Chief Compliance Officer (since February 1999) Aetna
Vice President and Chief      Insurance Company of America; Vice President and Chief Compliance Officer
Compliance Officer            (since December 1998) Aetna Life Insurance and Annuity Company; Vice
                              President and Chief Compliance Officer (since December 1998) Aetna
                              Investment Services, Inc.; Chief Compliance Officer (since December 1998)
                              Systematized Benefits Administrators, Inc.; Vice President, Compliance (since
                              March 1998) Aetna Financial Services, Inc.; Compliance Manager (May 1997
                              to December 1998) Aetna Life Insurance and Annuity Company; Registered
                              Principal (since July 1997) Aetna Investment Services, Inc.; Director,
                              Compliance (December 1995 to May 1997) Connecticut General Life
                              Insurance Company; Registered Principal (December 1995--May 1997)
                              CIGNA Financial Advisors, Inc.; Chief Compliance Officer (September 1989
                              to December 1995) G.R. Phelps & Co., Inc.; Chief Compliance Officer
                              (December 1992--December 1995) Connecticut Mutual Financial
                              Services, Inc.

* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

 These individuals may also be directors and/or officers of other affiliates of the Company.

 Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

REPORTS TO POLICY OWNERS


     Within 30 days after each Policy anniversary and before proceeds are applied to a settlement option, we will send you a report containing the following information:

   1. A statement of changes in total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

   2. Cash surrender value, death benefit, and any loan account value, as of the Policy anniversary;

   3. A projection of total account value, loan account value and cash surrender value as of the succeeding Policy Anniversary.

     If you have Policy values funded in either separate account you will receive such additional periodic reports as may be required by the Commission.


     Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES


     In accordance with our view of present applicable law, the Company will vote the shares of each of the Funds held in the separate account in accordance with instructions received from Policy owners having a voting interest in the Funds. Policy owners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares which you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing the portion of your total account value attributable to that Fund by the net asset value of one share in the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

     The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

     Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the separate account.

     Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.



Disregard of Voting Instructions


     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

     A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.

STATE REGULATION

     The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

     We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

     The Policies are offered for sale in all jurisdictions where we are authorized to do business except the District of Columbia, Guam, Puerto Rico, and the Virgin Islands.

LEGAL MATTERS


     The Company knows of no material legal proceedings pending to which the separate account is a party or which would materially affect the separate account.


     The legal validity of the securities described in the Prospectus has been passed on by Counsel for the Company.

ADDITIONAL INFORMATION

The Registration Statement


     A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC upon payment of the Commission's prescribed fees.


Distribution of the Policies


     The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the Commission and is a member of the NASD. The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.

     The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the initial basic premium or, in the event of an increase in the specified amount, 55% of the basic premium attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on total account value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be in accordance with NASD rules. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.


     The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.

     The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts


     All records and accounts relating to the separate accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.

     The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies.


Independent Auditors


     KPMG LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the separate account and for the Company. The services provided to the separate account include primarily the examination of the separate account's financial statements and the review of filings made with the Commission.


Year 2000


     As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation (iii) testing (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

     The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.


TAX MATTERS

General

     The following is a discussion of the federal income tax considerations relating to the Policies. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.


Federal Tax Status of the Company

     The Company is taxed as a life insurance company under the Code. The separate account is not a separate entity from the Company. Therefore, the separate account is not taxed separately as a "regulated investment company," but is taxed as part of the Company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

     In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to the policy) to set aside provisions to pay such taxes.


Life Insurance Qualification


     Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances
(a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policy owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's total account value, and Policy owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the death benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

     The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policy owners and will be made only after advance written notice.


General Rules

     Upon the surrender or cancellation of any Policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts" below), the Policy owner will be taxed on the surrender value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy loans will, upon surrender, be added to the surrender value and will be treated for this purpose as if it had been received.

     Assuming the Policy is not a modified endowment contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 Policy Years in connection with reductions of specified amounts may be taxable in certain limited instances where the surrender value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.

     Loans received under the Policy will ordinarily be considered indebtedness of the Policy owner, and assuming the Policy is not considered a modified endowment contract, Policy loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts


     A class of contracts known as "modified endowment contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a modified endowment contract will differ from the general rules noted above.

     A contract will be considered a modified endowment contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven policy years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy owner if the Policy is a modified endowment contract.

     Each Policy is subject to testing under the 7-pay test during the first seven policy years and for the seven policy years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven policy years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven policy years may also cause a Policy to be considered a modified endowment contract.

     If the Policy is considered to be a modified endowment contract, the proceeds of any partial surrenders, any policy loans and most assignments will be currently taxable to the extent that the Policy's total account value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to policy loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a modified endowment contract. If the Policy becomes a modified endowment contract, it may be aggregated with other modified endowment contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

     A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or policy loan received by any Policyowner of a modified endowment contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59 1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).


Diversification Standards

     Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

     In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.


     The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy owners were not owners of separate account assets. For example, a Policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy owner from being considered the owner of a pro rata share of the assets of the Separate Account.


Other Tax Considerations


     Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's total account value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the Policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy owner's trade or business and are considered key persons. Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or (b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these policies will be capped based on the applicable Moody's Corporate Bond Rate.

     Section 264(f) of the Code denies a deduction for a portion of a Policy owner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20% owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policy owner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

     Depending on the circumstances, the exchange of a policy, a change in the Policy's death benefit option, a policy loan, a full or partial surrender, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy owner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transactions.

Withholding

     Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.


MISCELLANEOUS POLICY PROVISIONS

The Policy


     The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.


     Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.


Payment of Benefits


     All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.


Age and Sex

     If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability


     We will not contest coverage under the Policy (other than any waiver of premium rider) after it has been in force during the lifetime of the Insured more than two years from the issue date.


     For coverage which takes effect on a later date (i.e., an increase or reinstatement of insurance), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date. Any contest of such later coverage will be based on the supplemental application.

Suicide


     In most states, if the Insured commits suicide within two years from the issue date, the only benefit paid will be the sum of (a) plus (b) minus (c), where:


(a) equals premiums paid less amounts allocated to the separate account; and


(b) equals the separate account value on the date of suicide, plus the portion of the monthly deductions deducted from the separate account value; and

(c) equals the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the Fixed Account.

     If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deductions for the increase, in lieu of the face amount of the increase.


     All amounts will be calculated as of the date of death.

Protection of Proceeds

     To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Non-Participation


     The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Coverage Beyond Maturity

     The Policy is considered matured on the issue date anniversary after which the Insured has reached age 95 (for AetnaVest Policies) or 100 (for AetnaVest II Policies). This is the Maturity Date.

     For AetnaVest II Policies only, you may, by written request in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a Cost of Insurance rate equal to zero.

     At this time, uncertainties exist regarding the tax treatment of the Policy should the Policy continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See Tax Matters.) The coverage beyond maturity provision is only available in approving states. (This provision is not available in New York.)

                                   APPENDIX A
                                   AETNAVEST

            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                             CASH SURRENDER VALUES


     The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables I through IV illustrate Policies issued to males, ages 25 and 40, in the nonsmoker rate class. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables II and IV assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis is assessed in each policy year. Tables I and III assume that the current scale of Cost of Insurance Rates applies during all policy years. These tables also assume the current level of mortality and expense risk charge assessed on an annual basis: 0.65% for Aetna Balanced VP, Inc., 0.65% for Aetna Growth and Income VP; 0.55% for Aetna Ascent VP; 0.55% for Aetna Crossroads VP; 0.55% for Aetna Legacy VP and 0.70% for all other Funds available under the AetnaVest Policies. The tables also assume a 0.30% current (0.50% guaranteed) administration charge.

     The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on page 17), vary by Fund from .34% to 1.00%. An arithmetic average of 0.71% has been used for the illustrations.

     The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross, return on the assets held in each Fund as a result of expenses paid by the Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.68%, 4.32%, and 10.32%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.91%, 4.09%, and 10.09%, respectively.

     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.


     Upon request, we will provide an illustration based upon the proposed insured's age, sex, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                AetnaVest Policy
                                    Table I


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000     100,000        182        199         216          0          0          0
 2                  878     100,000    100,000     100,000        365        411         459         17         63        111
 3                1,351     100,000    100,000     100,000        548        635         730        200        287        382
 4                1,846     100,000    100,000     100,000        729        870       1,031        381        522        683
 5                2,367     100,000    100,000     100,000        908      1,116       1,364        560        768      1,016
 6                2,914     100,000    100,000     100,000      1,096      1,386       1,744        811      1,102      1,460
 7                3,488     100,000    100,000     100,000      1,278      1,664       2,161      1,063      1,450      1,947
 8                4,091     100,000    100,000     100,000      1,454      1,952       2,619      1,309      1,807      2,474
 9                4,724     100,000    100,000     100,000      1,623      2,248       3,119      1,547      2,173      3,044
10                5,388     100,000    100,000     100,000      1,783      2,551       3,666      1,777      2,545      3,660
15                9,244     100,000    100,000     100,000      2,435      4,158       7,257      2,435      4,158      7,257
20               14,165     100,000    100,000     100,000      2,744      5,834      12,825      2,744      5,834     12,825
25               20,446     100,000    100,000     100,000      2,515      7,360      21,459      2,515      7,360     21,459
30               28,462     100,000    100,000     100,000      1,463      8,383      35,041      1,463      8,383     35,041
40 (Age 65)      51,751           0    100,000     112,943          0      4,668      92,576          0      4,668     92,576


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                    Table II


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000    100,000         181        198         216          0          0          0
 2                  878     100,000    100,000    100,000         364        409         458         16         61        110
 3                1,351     100,000    100,000    100,000         544        631         726        196        283        378
 4                1,846     100,000    100,000    100,000         724        865       1,025        376        517        677
 5                2,367     100,000    100,000    100,000         900      1,108       1,354        552        760      1,006
 6                2,914     100,000    100,000    100,000       1,086      1,374       1,729        801      1,089      1,445
 7                3,488     100,000    100,000    100,000       1,265      1,648       2,140      1,050      1,433      1,925
 8                4,091     100,000    100,000    100,000       1,438      1,930       2,590      1,293      1,785      2,445
 9                4,724     100,000    100,000    100,000       1,603      2,220       3,080      1,527      2,145      3,005
10                5,388     100,000    100,000    100,000       1,759      2,516       3,615      1,753      2,510      3,610
15                9,244     100,000    100,000    100,000       2,366      4,049       7,076      2,366      4,049      7,076
20               14,165     100,000    100,000    100,000       2,620      5,603      12,364      2,620      5,603     12,364
25               20,446     100,000    100,000    100,000       2,277      6,889      20,370      2,277      6,889     20,370
30               28,462     100,000    100,000    100,000       1,062      7,524      32,705      1,062      7,524     32,705
40 (Age 65)      51,751           0    100,000    101,576           0      2,000      83,259          0      2,000     83,259


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                   Table III


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         455        490         525          0          0          0
 2                1,601     100,000    100,000    100,000         887        986       1,089        215        313        417
 3                2,463     100,000    100,000    100,000       1,297      1,488       1,695        624        815      1,023
 4                3,367     100,000    100,000    100,000       1,684      1,995       2,348      1,012      1,323      1,676
 5                4,317     100,000    100,000    100,000       2,048      2,508       3,051      1,375      1,835      2,379
 6                5,314     100,000    100,000    100,000       2,388      3,025       3,810      1,839      2,476      3,261
 7                6,361     100,000    100,000    100,000       2,699      3,540       4,623      2,284      3,126      4,209
 8                7,460     100,000    100,000    100,000       2,978      4,052       5,495      2,697      3,772      5,215
 9                8,614     100,000    100,000    100,000       3,225      4,559       6,432      3,079      4,413      6,286
10                9,826     100,000    100,000    100,000       3,439      5,059       7,438      3,427      5,048      7,426
15               16,857     100,000    100,000    100,000       3,921      7,357      13,741      3,921      7,357     13,741
20               25,831     100,000    100,000    100,000       2,736      8,481      22,492      2,736      8,481     22,492
25               37,284           0    100,000    100,000           0      7,404      35,174          0      7,404     35,174
30               51,902           0    100,000    100,000           0      2,228      54,891          0      2,228     54,891
25 (Age 65)      37,284           0    100,000    100,000           0      7,404      35,174          0      7,404     35,174


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                    Table IV


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         451        486         522          0          0          0
 2                1,601     100,000    100,000    100,000         878        976       1,079        205        303        406
 3                2,463     100,000    100,000    100,000       1,279      1,468       1,675        607        796      1,002
 4                3,367     100,000    100,000    100,000       1,654      1,962       2,311        981      1,289      1,638
 5                4,317     100,000    100,000    100,000       2,002      2,455       2,992      1,329      1,783      2,319
 6                5,314     100,000    100,000    100,000       2,321      2,946       3,719      1,771      2,397      3,170
 7                6,361     100,000    100,000    100,000       2,608      3,433       4,495      2,193      3,018      4,080
 8                7,460     100,000    100,000    100,000       2,864      3,912       5,323      2,583      3,632      5,043
 9                8,614     100,000    100,000    100,000       3,085      4,383       6,207      2,940      4,237      6,062
10                9,826     100,000    100,000    100,000       3,271      4,841       7,151      3,259      4,830      7,140
15               16,857     100,000    100,000    100,000       3,567      6,833      12,936      3,567      6,833     12,936
20               25,831     100,000    100,000    100,000       2,143      7,470      20,637      2,143      7,470     20,637
25               37,284           0    100,000    100,000           0      5,297      30,982          0      5,297     30,982
30               51,902           0          0    100,000           0          0      44,688          0          0     44,688
25 (Age 65)      37,284           0    100,000    100,000           0      5,297      30,982          0      5,297     30,982


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B
                                  AETNAVEST II
            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                             CASH SURRENDER VALUES


     The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables V through VIII illustrate Policies issued to males, ages 35 and 55, in the nonsmoker rate class. Tables IX through XII illustrate Policies issued on a unisex basis, ages 35 and 55, in the nonsmoker rate class. These tables are provided for use in those states where unisex rates are required. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables VI, VIII, X and XII assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of .90% on an annual basis, the maximum allowable administrative charge of .50% and the maximum allowable premium load of 6% are assessed in each policy year. Tables V, VII, IX and XI assume that the current scale of Cost of Insurance Rates applies during all policy years. These tables also assume the current level of mortality and expense risk charges of 0.70% on an annual basis.

     The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on page 16), vary by Fund from .34% to 1.00%. An arithmetic average of .71% has been used for the illustrations.

     The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.71%, 4.29%, and 10.29%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.11%, 3.89%, and 9.89%, respectively.

     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

     Upon request, we will provide an illustration based upon the proposed insured's age, sex (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.


     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AetnaVest II Policy
                                    Table V


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         684        745         805          0          0          0
 2                3,035     250,000    250,000    250,000       1,517      1,687       1,864        167        742        919
 3                4,667     250,000    250,000    250,000       2,310      2,643       3,006        960      1,698      2,061
 4                6,381     250,000    250,000    250,000       3,061      3,612       4,236      1,711      2,667      3,921
 5                8,181     250,000    250,000    250,000       3,768      4,590       5,559      2,418      3,645      4,614
 6               10,070     250,000    250,000    250,000       4,427      5,575       6,984      3,201      4,717      6,126
 7               12,054     250,000    250,000    250,000       5,043      6,569       8,523      3,951      5,805      7,759
 8               14,137     250,000    250,000    250,000       5,608      7,566      10,182      4,652      6,897      9,513
 9               16,325     250,000    250,000    250,000       6,125      8,568      11,973      5,304      7,993     11,398
10               18,622     250,000    250,000    250,000       6,588      9,568      13,907      5,902      9,088     13,427
15               31,947     250,000    250,000    250,000       7,926     14,343      26,100      7,915     14,332     26,089
20               48,954     250,000    250,000    250,000       7,151     18,081      43,949      7,151     18,081     43,949
25               70,660     250,000    250,000    250,000       3,637     19,785      70,940      3,637     19,785     70,940
30               98,363           0    250,000    250,000           0     17,787     113,400          0     17,787    113,400
30 (Age 65)      98,363           0    250,000    250,000           0     17,787     113,400          0     17,787    113,400


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table VI


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         646        704         762          0          0          0
 2                3,035     250,000    250,000    250,000       1,437      1,600       1,770         87        250        420
 3                4,667     250,000    250,000    250,000       2,187      2,505       2,852        837      1,155      1,502
 4                6,381     250,000    250,000    250,000       2,892      3,417       4,011      1,542      2,067      2,661
 5                8,181     250,000    250,000    250,000       3,551      4,331       5,252      2,201      2,981      3,902
 6               10,070     250,000    250,000    250,000       4,160      5,245       6,579      2,934      4,019      5,353
 7               12,054     250,000    250,000    250,000       4,715      6,153       7,996      3,623      5,062      6,905
 8               14,137     250,000    250,000    250,000       5,215      7,054       9,511      4,259      6,097      8,555
 9               16,325     250,000    250,000    250,000       5,656      7,940      11,128      4,835      7,119     10,307
10               18,622     250,000    250,000    250,000       6,039      8,812      12,858      5,353      8,126     12,171
15               31,947     250,000    250,000    250,000       6,875     12,688      23,398      6,863     12,677     23,387
20               48,954     250,000    250,000    250,000       5,284     14,850      37,824      5,284     14,850     37,824
25               70,660           0    250,000    250,000           0     12,807      56,941          0     12,807     56,941
30               98,363           0    250,000    250,000           0      2,042      82,057          0      2,042     82,057
30 (Age 65)      98,363           0    250,000    250,000           0      2,042      82,057          0      2,042     82,057

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                   Table VII


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 55
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000    250,000       2,270      2,462       2,656          0          0          0
 2                 9,428    250,000    250,000    250,000       4,572      5,107       5,667      1,116      1,651      2,211
 3                14,498    250,000    250,000    250,000       6,729      7,757       8,880      3,273      4,301      5,424
 4                19,822    250,000    250,000    250,000       8,737     10,412      12,317      5,281      6,956      8,861
 5                25,412    250,000    250,000    250,000      10,590     13,063      15,997      7,134      9,607     12,541
 6                31,282    250,000    250,000    250,000      12,280     15,703      19,939      9,141     12,563     16,799
 7                37,445    250,000    250,000    250,000      13,802     18,323      24,168     11,008     15,530     21,374
 8                43,916    250,000    250,000    250,000      15,141     20,911      28,707     12,693     18,463     26,259
 9                50,711    250,000    250,000    250,000      16,284     23,452      33,581     14,182     21,349     31,478
10                57,846    250,000    250,000    250,000      17,188     25,899      38,792     15,431     24,142     37,036
15                99,240    250,000    250,000    250,000      17,031     35,492      70,689     17,002     35,464     70,661
20               152,070    250,000    250,000    250,000       6,581     37,842     118,453      6,581     37,842    118,453
25               219,497          0    250,000    250,000           0     22,336     197,481          0     22,336    197,481
30               305,552          0          0    360,390           0          0     343,228          0          0    343,228
10 (Age 65)       57,846    250,000    250,000    250,000      17,188     25,899      38,792     15,431     24,142     37,036


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                   Table VIII


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000     250,000      1,890      2,068       2,247          0          0          0
 2                 9,428    250,000    250,000     250,000      3,737      4,215       4,716        281        759      1,260
 3                14,498    250,000    250,000     250,000      5,353      6,251       7,235      1,897      2,795      3,779
 4                19,822    250,000    250,000     250,000      6,728      8,158       9,793      3,272      4,702      6,337
 5                25,412    250,000    250,000     250,000      7,837      9,903      12,373      4,381      6,447      8,917
 6                31,282    250,000    250,000     250,000      8,658     11,453      14,950      5,519      8,314     11,814
 7                37,445    250,000    250,000     250,000      9,163     12,769      17,500      6,370      9,976     14,706
 8                43,916    250,000    250,000     250,000      9,314     13,800      19,982      6,866     11,352     17,534
 9                50,711    250,000    250,000     250,000      9,063     14,481      22,347      6,960     12,379     20,245
10                57,846    250,000    250,000     250,000      8,358     14,744      24,537      6,601     12,987     22,780
15                99,240          0    250,000     250,000          0      7,081      30,587          0      7,052     30,558
20               152,070          0          0     250,000          0          0      15,914          0          0     15,914
25               219,497          0          0           0          0          0           0          0          0          0
30               305,552          0          0           0          0          0           0          0          0          0
10 (Age 65)       57,846    250,000    250,000     250,000      8,358     14,744      24,537      6,601     12,987     22,780


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table IX

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)

                              UNISEX ISSUE AGE 35
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM

                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         639        697         754          0          0          0
 2                2,906     250,000    250,000    250,000       1,426      1,587       1,755        136        297        465
 3                4,469     250,000    250,000    250,000       2,176      2,491       2,834        886      1,201      1,544
 4                6,110     250,000    250,000    250,000       2,882      3,403       3,993      1,592      2,113      2,703
 5                7,833     250,000    250,000    250,000       3,545      4,321       5,238      2,255      3,031      3,948
 6                9,642     250,000    250,000    250,000       4,160      5,244       6,575      2,989      4,072      5,403
 7               11,541     250,000    250,000    250,000       4,731      6,171       8,016      3,688      5,128      6,973
 8               13,536     250,000    250,000    250,000       5,252      7,098       9,565      4,338      6,184      8,651
 9               15,630     250,000    250,000    250,000       5,724      8,025      11,235      4,939      7,240     10,450
10               17,829     250,000    250,000    250,000       6,144      8,947      13,034      5,488      8,292     12,379
15               30,588     250,000    250,000    250,000       7,399     13,414      24,450      7,389     13,403     24,440
20               46,871     250,000    250,000    250,000       6,858     17,104      41,353      6,858     17,104     41,353
25               67,653     250,000    250,000    250,000       3,879     19,076      67,002      3,879     19,076     67,002
30               94,177           0    250,000    250,000           0     17,611     107,103          0     17,611    107,103
30 (Age 65)      94,177           0    250,000    250,000           0     17,611     107,103          0     17,611    107,103


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table X


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         603        658         713          0          0          0
 2                2,906     250,000    250,000    250,000       1,349      1,504       1,665         59        214        375
 3                4,469     250,000    250,000    250,000       2,058      2,359       2,686        768      1,069      1,396
 4                6,110     250,000    250,000    250,000       2,720      3,216       3,777      1,430      1,926      2,487
 5                7,833     250,000    250,000    250,000       3,336      4,073       4,942      2,046      2,783      3,652
 6                9,642     250,000    250,000    250,000       3,904      4,928       6,187      2,733      3,756      5,015
 7               11,541     250,000    250,000    250,000       4,418      5,774       7,512      3,375      4,731      6,470
 8               13,536     250,000    250,000    250,000       4,881      6,613       8,929      3,967      5,699      8,015
 9               15,630     250,000    250,000    250,000       5,285      7,434      10,437      4,500      6,649      9,652
10               17,829     250,000    250,000    250,000       5,633      8,241      12,048      4,978      7,585     11,393
15               30,588     250,000    250,000    250,000       6,345     11,786      21,830      6,334     11,775     21,820
20               46,871     250,000    250,000    250,000       4,770     13,676      35,142      4,770     13,676     35,142
25               67,653           0    250,000    250,000           0     11,659      53,707          0     11,659     52,707
30               94,177           0    250,000    250,000           0      1,741      75,673          0      1,741     75,673
30 (Age 65)      94,177           0    250,000    250,000           0      1,741      75,673          0      1,741     75,673


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest II Policy
                                    Table XI


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 55
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000    250,000       2,251      2,438       2,626          0          0          0
 2                 9,041    250,000    250,000    250,000       4,534      5,055       5,602      1,222      1,743      2,290
 3                13,903    250,000    250,000    250,000       6,685      7,692       8,791      3,373      4,380      5,479
 4                19,008    250,000    250,000    250,000       8,689     10,333      12,202      5,377      7,021      8,890
 5                24,368    250,000    250,000    250,000      10,542     12,973      15,854      7,230      9,661     12,542
 6                29,996    250,000    250,000    250,000      12,236     15,604      19,768      9,227     12,595     16,759
 7                35,906    250,000    250,000    250,000      13,767     18,221      23,970     11,089     15,543     21,293
 8                42,112    250,000    250,000    250,000      15,122     20,810      28,483     12,276     18,464     26,137
 9                48,627    250,000    250,000    250,000      16,292     23,362      33,336     14,277     21,347     31,322
10                55,469    250,000    250,000    250,000      17,241     25,839      38,539     15,557     24,155     36,855
15                95,161    250,000    250,000    250,000      17,651     35,948      70,651     17,623     35,920     70,623
20               145,821    250,000    250,000    250,000       8,272     39,404     118,804      8,272     39,404    118,804
25               210,477          0    250,000    250,000           0     27,183     198,664          0     27,183    198,664
30               292,995          0          0    361,834           0          0     344,603          0          0    344,603
10 (Age 65)       55,469    250,000    250,000    250,000      17,241     25,839      38,539     15,557     24,155     36,855


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                   Table XII


               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000     250,000      1,806      1,976       2,148          0          0          0
 2                 9,041    250,000    250,000     250,000      3,589      4,047       4,528        277        735      1,216
 3                13,903    250,000    250,000     250,000      5,158      6,020       6,963      1,846      2,708      3,651
 4                19,008    250,000    250,000     250,000      6,507      7,880       9,451      3,195      4,568      6,139
 5                24,368    250,000    250,000     250,000      7,623      9,610      11,984      4,311      6,298      8,672
 6                29,996    250,000    250,000     250,000      8,478     11,171      14,537      5,469      8,162     11,529
 7                35,906    250,000    250,000     250,000      9,049     12,531      17,092      6,372      9,854     14,415
 8                42,112    250,000    250,000     250,000      9,298     13,640      19,611      6,952     11,294     17,265
 9                48,627    250,000    250,000     250,000      9,175     14,434      22,043      7,160     12,420     20,029
10                55,469    250,000    250,000     250,000      8,635     14,851      24,341      6,951     13,168     22,657
15                95,161          0    250,000     250,000          0      8,977      31,978          0      8,949     31,950
20               145,821          0          0     250,000          0          0      23,095          0          0     23,095
25               210,477          0          0           0          0          0           0          0          0          0
30               292,995          0          0           0          0          0           0          0          0          0
10 (Age 65)       55,469    250,000    250,000     250,000      8,635     14,851      24,341      6,951     13,168     22,657

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                        FINANCIAL STATEMENTS
                       VARIABLE LIFE ACCOUNT B

                               Index

Statement of Assets and Liabilities ........................   S-2
Statements of Operations and Changes in Net Assets .........   S-4
Condensed Financial Information ............................   S-5
Notes to Financial Statements ..............................   S-9
Independent Auditors' Report ...............................   S-19

Variable Life Account B
Statement of Assets and Liabilities -- December 31, 1998

ASSETS:
Investments, at net asset value: (Note 1)
                                                                                                     Net
                                                                Shares            Cost              Assets
 Aetna Ascent VP:                                               198,115      $  2,831,006      $  2,777,568
 Aetna Balanced VP:                                           2,167,178        34,177,879        34,089,711
 Aetna Bond VP:                                               2,295,254        29,997,078        29,976,022
 Aetna Crossroads VP:                                           154,345         2,069,533         2,055,869
 Aetna Growth and Income VP:                                  4,919,365       162,790,910       156,730,966
 Aetna Index Plus Large Cap VP:                                 758,705        12,317,717        13,345,627
 Aetna Legacy VP:                                                81,480         1,017,019         1,007,913
 Aetna Money Market VP:                                       2,738,801        36,398,167        36,665,421
 Aetna Small Company VP:                                         77,201         1,010,893           987,401
 Aetna Value Opportunity VP:                                      3,879            43,415            55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                    1,443,313        34,623,612        36,730,553
  Growth Portfolio:                                             429,501        15,334,389        19,271,725
  High Income Portfolio:                                         20,499           259,107           236,353
  Overseas Portfolio:                                           155,353         2,924,055         3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                      172,391         2,863,661         3,130,614
  Contrafund Portfolio:                                       1,569,966        32,468,622        38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:                                  849,184        19,610,984        23,428,999
  Balanced Portfolio:                                           952,003        17,985,644        21,420,076
  Growth Portfolio:                                             994,148        19,672,123        23,402,244
  Worldwide Growth Portfolio:                                 1,497,256        38,062,628        43,555,170
 Oppenheimer Funds:
  Global Securities Fund:                                        14,366           297,779           317,052
  Growth & Income Fund:                                           3,670            64,123            75,171
  Strategic Bond Fund:                                          138,959           694,732           711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:                          554,349        27,030,853        30,733,122
  PPI MFS Research Growth Portfolio:                            982,828        10,760,071        11,734,970
  PPI MFS Value Equity Portfolio:                                21,279           722,801           805,423
  PPI Scudder International Growth Portfolio:                   994,201        15,964,583        16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:                     24,523         1,206,669         1,356,360
                                                                             ------------      ------------
NET ASSETS                                                                   $523,200,053      $552,809,307
                                                                             ============      ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
 Aetna Ascent VP:
  Policyholders' account values .........................................................      $  2,777,568
 Aetna Balanced VP:
  Policyholders' account values .........................................................        34,089,711
 Aetna Bond VP:
  Policyholders' account values .........................................................        29,976,022
 Aetna Crossroads VP:
  Policyholders' account values .........................................................         2,055,869
 Aetna Growth and Income VP:
  Policyholders' account values .........................................................       156,730,966

Variable Life Account B
Statement of Assets and Liabilities -- December 31, 1998 (continued):

 Aetna Index Plus Large Cap VP:
  Policyholders' account values ........................     $ 13,345,627
 Aetna Legacy VP:
  Policyholders' account values ........................        1,007,913
 Aetna Money Market VP:
  Policyholders' account values ........................       36,665,421
 Aetna Small Company VP:
  Policyholders' account values ........................          987,401
 Aetna Value Opportunity VP:
  Policyholders' account values ........................           55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:
   Policyholders' account values .......................       36,730,553
  Growth Portfolio:
   Policyholders' account values .......................       19,271,725
  High Income Portfolio:
   Policyholders' account values .......................          236,353
  Overseas Portfolio:
   Policyholders' account values .......................        3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:
   Policyholders' account values .......................        3,130,614
  Contrafund Portfolio:
   Policyholders' account values .......................       38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:
   Policyholders' account values .......................       23,428,999
  Balanced Portfolio:
   Policyholders' account values .......................       21,420,076
  Growth Portfolio:
   Policyholders' account values .......................       23,402,244
  Worldwide Growth Portfolio:
   Policyholders' account values .......................       43,555,170
 Oppenheimer Funds:
  Global Securities Fund:
   Policyholders' account values .......................          317,052
  Growth & Income Fund:
   Policyholders' account values .......................           75,171
  Strategic Bond Fund:
   Policyholders' account values .......................          711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:
   Policyholders' account values .......................       30,733,122
  PPI MFS Research Growth Portfolio:
   Policyholders' account values .......................       11,734,970
  PPI MFS Value Equity Portfolio:
   Policyholders' account values .......................          805,423
  PPI Scudder International Growth Portfolio:
   Policyholders' account values .......................       16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:
   Policyholders' account values .......................        1,356,360
                                                             ------------
                                                             $552,809,307
                                                             ============

See Notes to Financial Statements

Variable Life Account B
Statements of Operations and Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              1998               1997
                                                                         -------------      -------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  43,340,466      $  35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deductions ........................................       (4,390,578)        (2,713,203)
                                                                         -------------      -------------
Net investment income ...............................................       38,949,888         32,509,420
                                                                         -------------      -------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      481,590,756        260,329,704
 Cost of investments sold ...........................................      454,360,016        245,858,726
                                                                         -------------      -------------
  Net realized gain .................................................       27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       16,987,228         14,132,669
 End of year ........................................................       29,609,254         16,987,228
                                                                         -------------      -------------
  Net change in unrealized gain .....................................       12,622,026          2,854,559
                                                                         -------------      -------------
Net realized and unrealized gain on investments .....................       39,852,766         17,325,537
                                                                         -------------      -------------
Net increase in net assets resulting from operations ................       78,802,654         49,834,957
                                                                         -------------      -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      171,088,399        127,736,110
Transfers to the Company for monthly deductions .....................      (29,899,398)       (21,545,914)
Redemptions by contract holders .....................................      (15,359,273)       (24,062,185)
Transfers on account of policy loans ................................       (4,006,080)        (2,875,077)
Other ...............................................................         (342,142)           263,373
                                                                         -------------      -------------
 Net increase in net assets from unit transactions (Note 5) .........      121,481,506         79,516,307
                                                                         -------------      -------------
Change in net assets ................................................      200,284,160        129,351,264
NET ASSETS:
Beginning of year ...................................................      352,525,147        223,173,883
                                                                         -------------      -------------
End of year .........................................................    $ 552,809,307      $ 352,525,147
                                                                         =============      =============


See Notes to Financial Statements

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998

                                             Value
                                            Per Unit             Increase (Decrease)                 Units
                                   --------------------------        in Value of                  Outstanding        Reserves
                                    Beginning       End of           Accumulation                    at End           at End
                                     of Year         Year                Unit                       of Year          of Year
                                   -----------   ------------   ---------------------           ---------------   -------------
Aetna Ascent VP:
Aetna Vest                          $  14.055     $  14.535              3.42%                        16,652.7     $   242,052
Aetna Vest II                          14.040        14.499              3.27%                         9,886.9         143,349
Aetna Vest Plus                        14.040        14.499              3.27%                       144,736.7       2,098,518
Aetna Vest Estate Protector            14.077        14.559              3.42%                        18,230.2         265,412
Aetna Vest Estate Protector II         10.441        10.038             (3.86%)          (3)           2,813.1          28,237
------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Aetna Vest                             21.286        24.655             15.83%                       107,033.9       2,638,924
Aetna Vest II                          21.515        24.909             15.78%                       225,846.4       5,625,574
Aetna Vest Plus                        18.044        20.890             15.77%                       510,123.9      10,656,282
Aetna Vest Estate Protector            13.554        15.716             15.95%                        23,850.0         374,815
Aetna Vest Estate Protector II         10.434        11.233              7.66%           (3)          40,381.8         453,600
Corporate Specialty Market             15.708        18.186             15.78%                       788,514.1      14,339,789
NYSUT Individual Life                  12.865        13.516              5.06%           (4)              53.8             727
------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                             23.428        25.084              7.07%                       256,292.6       6,428,790
Aetna Vest II                          15.752        16.865              7.07%                        73,422.3       1,238,247
Aetna Vest Plus                        12.613        13.505              7.07%                       300,416.1       4,057,035
Aetna Vest Estate Protector            11.224        12.035              7.23%                        24,203.4         291,294
Aetna Vest Estate Protector II         10.069        10.614              5.41%           (2)          41,583.2         441,368
Corporate Specialty Market             12.175        13.035              7.06%                     1,343,974.6      17,518,380
NYSUT Individual Life                  11.028        11.441              3.75%           (4)              79.4             908
------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                             13.369        14.040              5.02%                         6,371.5          89,454
Aetna Vest II                          13.356        14.005              4.86%                         3,504.8          49,083
Aetna Vest Plus                        13.356        14.005              4.86%                       132,933.4       1,861,676
Aetna Vest Estate Protector            13.391        14.063              5.02%                           290.5           4,085
Aetna Vest Estate Protector II         10.470        10.244             (2.16%)          (2)           5,034.4          51,571
------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                             44.936        50.962             13.41%                     1,299,467.8      66,222,877
Aetna Vest II                          25.085        28.434             13.35%                       793,662.0      22,566,909
Aetna Vest Plus                        21.075        23.889             13.35%                     2,078,634.2      49,657,181
Aetna Vest Estate Protector            15.037        17.070             13.52%                       114,615.8       1,956,460
Aetna Vest Estate Protector II         10.767        10.966              1.85%           (1)          75,394.9         826,779
Corporate Specialty Market             19.039        21.581             13.35%                       717,978.2      15,494,720
NYSUT Individual Life                  13.251        13.623              2.81%           (4)             443.4           6,040
------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                             13.081        17.044             30.30%                        59,247.4       1,009,797
Aetna Vest II                          13.081        17.044             30.30%                        16,362.9         278,884
Aetna Vest Plus                        13.081        17.044             30.30%                       322,679.7       5,499,673
Aetna Vest Estate Protector            13.102        17.096             30.48%                        69,615.6       1,190,179
Aetna Vest Estate Protector II         10.794        12.397             14.85%           (1)          78,843.7         977,436
Corporate Specialty Market             13.081        17.044             30.30%                       255,439.6       4,353,649
NYSUT Individual Life                  14.077        15.850             12.60%           (4)           2,271.9          36,009
------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                             12.479        13.378              7.20%           (7)             556.2           7,442
Aetna Vest II                          12.604        13.345              5.88%                           925.7          12,353
Aetna Vest Plus                        12.604        13.345              5.88%                        61,022.7         814,343
Aetna Vest Estate Protector            12.638        13.400              6.03%                         2,909.9          38,994
Aetna Vest Estate Protector II         10.310        10.379              0.67%           (2)          12,964.6         134,563
NYSUT Individual Life                  10.310        11.902             15.44%           (2)              18.3             218

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

                                                                    Value
                                                                   Per Unit
                                                           ------------------------
                                                            Beginning     End of
                                                             of Year       Year
                                                           ----------- ------------
Aetna Money Market VP:
Aetna Vest                                                  $  17.310   $  18.074
Aetna Vest II                                                  12.653      13.211
Aetna Vest Plus                                                11.892      12.416
Aetna Vest Estate Protector                                    10.807      11.301
Aetna Vest Estate Protector II                                 10.045      10.413
Corporate Specialty Market                                     11.377      11.878
NYSUT Individual Life                                          10.603      10.849
---------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                     11.484      10.085
---------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                      9.567      12.266
---------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                     13.788      15.238
Aetna Vest II                                                  13.788      15.238
Aetna Vest Plus                                                13.788      15.238
Aetna Vest Estate Protector                                    13.824      15.301
Aetna Vest Estate Protector II                                 10.851      10.733
Corporate Specialty Market                                     15.869      17.538
NYSUT Individual Life                                          12.924      13.031
---------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                     13.759      19.002
---------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                     10.575       9.588
---------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                     12.415      13.859
---------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                     14.361      16.358
---------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                     14.166      18.229
Aetna Vest II                                                  14.166      18.229
Aetna Vest Plus                                                14.166      18.229
Aetna Vest Estate Protector                                    14.203      18.305
Aetna Vest Estate Protector II                                 10.825      12.417
Corporate Specialty Market                                     15.236      19.607
NYSUT Individual Life                                          13.744      15.355
---------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                     18.017      23.949
Aetna Vest II                                                  18.017      23.949
Aetna Vest Plus                                                18.017      23.949
Aetna Vest Estate Protector                                    10.944      14.569
Aetna Vest Estate Protector II                                 10.705      12.855
Corporate Specialty Market                                     13.519      17.969
NYSUT Individual Life                                          10.705      15.506

                                                            Increase (Decrease)                 Units
                                                                in Value of                  Outstanding      Reserves
                                                                Accumulation                    at End         at End
                                                                    Unit                       of Year        of Year
                                                           ---------------------           --------------- -------------
Aetna Money Market VP:
Aetna Vest                                                           4.41%                      118,796.8   $ 2,147,105
Aetna Vest II                                                        4.41%                       42,027.0       555,225
Aetna Vest Plus                                                      4.41%                    1,069,947.5    13,284,681
Aetna Vest Estate Protector                                          4.57%                       57,290.6       647,417
Aetna Vest Estate Protector II                                       3.66%            (1)       276,653.4     2,880,793
Corporate Specialty Market                                           4.40%                    1,436,476.9    17,063,155
NYSUT Individual Life                                                2.32%            (4)         8,023.2        87,045
-----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                         (12.18%)           (2)        97,904.2       987,401
-----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                          28.21%            (6)         4,557.2        55,900
-----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                          10.52%                       16,969.9       258,580
Aetna Vest II                                                       10.52%                       14,601.3       222,487
Aetna Vest Plus                                                     10.52%                      670,325.9    10,214,130
Aetna Vest Estate Protector                                         10.68%                      106,752.9     1,633,394
Aetna Vest Estate Protector II                                     ( 1.09%)           (2)        43,643.7       468,407
Corporate Specialty Market                                          10.52%                    1,364,494.0    23,930,267
NYSUT Individual Life                                                0.83%            (4)           252.3         3,288
-----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                          38.11%                    1,014,192.3    19,271,725
-----------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                         ( 9.33%)           (3)        24,649.9       236,353
-----------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                          11.63%                      224,748.4     3,114,830
-----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                          13.91%                      191,384.9     3,130,614
-----------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                          28.68%                       45,254.8       824,956
Aetna Vest II                                                       28.68%                       17,282.1       315,037
Aetna Vest Plus                                                     28.68%                      582,925.1    10,626,213
Aetna Vest Estate Protector                                         28.88%                       73,829.1     1,351,411
Aetna Vest Estate Protector II                                      14.71%            (1)        55,697.8       691,620
Corporate Specialty Market                                          28.69%                    1,255,443.5    24,615,341
NYSUT Individual Life                                               11.72%            (4)           350.9         5,387
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                          32.92%                       49,127.2     1,176,559
Aetna Vest II                                                       32.92%                       35,013.7       838,551
Aetna Vest Plus                                                     32.92%                      525,450.3    12,584,179
Aetna Vest Estate Protector                                         33.12%                       77,832.2     1,133,931
Aetna Vest Estate Protector II                                      20.08%            (3)        29,088.0       373,931
Corporate Specialty Market                                          32.92%                      407,461.9     7,321,785
NYSUT Individual Life                                               44.85%            (3)             4.0            63

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

                                                Value
                                               Per Unit          Increase (Decrease)                Units
                                       ------------------------      in Value of                 Outstanding     Reserves
                                        Beginning     End of         Accumulation                   at End        at End
                                         of Year       Year              Unit                      of Year       of Year
                                       ----------- ------------ ---------------------           ------------- -------------
Balanced Portfolio:
Aetna Vest                              $  16.883   $  22.446           32.95%                      12,438.1   $   279,181
Aetna Vest II                              17.015      22.621           32.95%                       6,532.6       147,773
Aetna Vest Plus                            16.875      22.435           32.95%                     385,905.8     8,657,958
Aetna Vest Estate Protector                13.440      17.895           33.15%                      35,860.6       641,715
Aetna Vest Estate Protector II             10.519      12.622           19.99%             (2)      51,710.9       652,707
Corporate Specialty Market                 14.799      19.675           32.95%                     561,147.2    11,040,492
NYSUT Individual Life                      13.283      15.198           14.42%             (4)          16.5           250
--------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                                 18.105      24.316           34.31%                      35,825.5       871,140
Aetna Vest II                              18.088      24.294           34.31%                      60,612.1     1,472,515
Aetna Vest Plus                            18.063      24.260           34.31%                     556,030.4    13,489,166
Aetna Vest Estate Protector                13.214      17.775           34.52%                      72,533.7     1,289,254
Aetna Vest Estate Protector II             10.474      12.564           19.95%             (3)      51,852.8       651,475
Corporate Specialty Market                 14.865      19.965           34.31%                     281,900.4     5,628,055
NYSUT Individual Life                      10.474      15.384           46.88%             (3)          41.5           639
--------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                                 19.790      25.260           27.64%                     111,720.0     2,822,005
Aetna Vest II                              19.795      25.267           27.64%                      49,640.2     1,254,234
Aetna Vest Plus                            19.770      25.235           27.64%                     772,265.6    19,488,204
Aetna Vest Estate Protector                14.305      18.286           27.83%                      92,116.0     1,684,451
Aetna Vest Estate Protector II             11.034      12.017            8.91%             (1)      56,926.9       684,105
Corporate Specialty Market                 16.277      20.776           27.64%                     847,989.7    17,618,234
NYSUT Individual Life                      14.268      14.465            1.38%             (4)         272.2         3,937
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Global Securities Fund:
Aetna Vest                                 10.531      10.828            2.82%             (2)         724.6         7,846
Aetna Vest Plus                            10.717      10.828            1.04%             (2)      21,426.9       232,014
Aetna Vest Estate Protector                10.759      10.842            0.77%             (3)       1,644.5        17,830
Aetna Vest Estate Protector II             10.892      11.082            1.74%             (2)       5,356.6        59,362
Corporate Specialty Market                  9.178      10.550           14.95%             (6)       7,125.3        75,171
--------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Aetna Vest                                 10.117      10.027           (0.89%)            (4)       1,044.9        10,477
Aetna Vest Plus                            10.071      10.027           (0.44%)            (1)      45,400.4       455,225
Aetna Vest Estate Protector                10.112      10.040           (0.71%)            (3)         310.5         3,118
Aetna Vest Estate Protector II             10.083      10.036           (0.47%)            (2)      24,167.5       242,542
NYSUT Individual Life                      10.083      10.040           (0.43%)            (2)          10.9           110
--------------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                 17.357      22.283           28.38%                      66,915.3     1,491,046
Aetna Vest II                              17.359      22.285           28.38%                      25,989.8       579,174
Aetna Vest Plus                            17.349      22.273           28.38%                     630,942.7    14,052,694
Aetna Vest Estate Protector                10.810      13.899           28.58%                     121,028.5     1,682,153
Aetna Vest Estate Protector II             10.616      11.576            9.04%             (3)      22,597.4       261,585
Corporate Specialty Market                 14.275      18.326           28.38%                     691,165.5    12,666,345
NYSUT Individual Life                      10.616      14.396           35.61%             (3)           8.7           125
--------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                 12.042      14.665           21.78%                      60,057.0       880,720
Aetna Vest II                              12.096      14.730           21.78%                      22,158.9       326,410
Aetna Vest Plus                            11.931      14.529           21.78%                     461,604.4     6,706,855
Aetna Vest Estate Protector                 9.152      11.161           21.95%                      32,093.6       358,210
Aetna Vest Estate Protector II             10.650      11.518            8.15%             (3)      30,342.2       349,483
Corporate Specialty Market                 10.912      13.288           21.77%                     234,278.4     3,113,170
NYSUT Individual Life                      11.944      12.394            3.77%             (4)           9.8           122

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

                                                       Value
                                                      Per Unit          Increase (Decrease)                Units
                                              ------------------------      in Value of                 Outstanding    Reserves
                                               Beginning     End of         Accumulation                   at End       at End
                                                of Year       Year              Unit                      of Year       of Year
                                              ----------- ------------ ---------------------           ------------- ------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                     $  10.779   $  11.408            5.84%             (2)          89.2   $    1,018
Aetna Vest II                                     10.910      11.408            4.56%             (2)          82.4          940
Aetna Vest Plus                                   10.757      11.408            6.05%             (2)      45,259.8      516,312
Aetna Vest Estate Protector                       10.562      11.422            8.14%             (2)       1,479.4       16,898
Aetna Vest Estate Protector II                    11.017      11.699            6.19%             (2)      23,082.2      270,039
NYSUT Individual Life                             10.870      11.422            5.08%             (5)          18.9          216
--------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                        15.692      18.503           17.91%                     112,140.9    2,074,918
Aetna Vest II                                     15.596      18.389           17.91%                      33,578.6      617,467
Aetna Vest Plus                                   15.509      18.286           17.91%                     492,196.5    9,000,421
Aetna Vest Estate Protector                       11.777      13.907           18.09%                      33,167.3      461,260
Aetna Vest Estate Protector II                    11.304      11.198           (0.94%)            (3)       6,453.1       72,263
Corporate Specialty Market                        12.995      15.323           17.91%                     289,540.0    4,436,481
--------------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                        10.689      11.539            7.95%             (2)       9,432.4      108,839
Aetna Vest II                                     11.000      11.539            4.90%             (5)          56.9          656
Aetna Vest Plus                                   10.422      11.539           10.72%             (1)      72,473.9      836,267
Aetna Vest Estate Protector                       10.452      11.553           10.53%             (3)      15,572.9      179,921
Aetna Vest Estate Protector II                    10.805      11.839            9.57%             (2)      19,467.9      230,474
NYSUT Individual Life                             10.805      11.553            6.92%             (2)          17.6          203

Notes to Condensed Financial Information:

(1) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.

(2) - Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.

(3) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.

(4) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.

(5) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.

(6) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

(7) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.

See Notes to Financial Statements

Variable Life Account B
Notes to Financial Statements -- December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

     a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1998:

      Aetna Ascent VP
      Aetna Balanced VP
      Aetna Bond VP
      Aetna Crossroads VP
      Aetna Growth and Income VP
      Aetna Index Plus Large Cap VP
      Aetna Legacy VP
      Aetna Money Market VP
      Aetna Small Company VP
      Aetna Value Opportunity VP
      Fidelity Investments Variable Insurance
      Products Fund:
      o Equity-Income Portfolio
      o Growth Portfolio
      o High Income Portfolio
      o Overseas Portfolio
      Fidelity Investments Variable Insurance
      Products Fund II:
      o Asset Manager Portfolio
      o Contrafund Portfolio

      Janus Aspen Series:
      o Aggressive Growth Portfolio
      o Balanced Portfolio
      o Growth Portfolio
      o Worldwide Growth Portfolio
      Oppenheimer Funds:
      o Global Securities Fund
      o Growth & Income Fund
      o Strategic Bond Fund
      Portfolio Partners, Inc. (PPI):
      o PPI MFS Emerging Equities Portfolio
      o PPI MFS Research Growth Portfolio
      o PPI MFS Value Equity Portfolio
      o PPI Scudder International Growth Portfolio
      o PPI T. Rowe Price Growth Equity Portfolio

    b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

    c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

   income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and 1997 aggregated $642,022,151 and $481,590,756 and $372,355,431 and $260,329,704,
   respectively.

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

5.   Supplemental Information to Statements of Operations and Changes in Net
Assets

Year Ended December 31, 1998
                                                                                Valuation
                                                                                 Period
                                                                Dividends       Deductions
--------------------------------------------------------------------------------------------
   Aetna Ascent VP: (1)                                         $  129,523        ($22,620)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Balanced VP: (2)                                        5,079,318        (289,232)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Bond VP: (3)                                            1,751,860        (257,828)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Crossroads VP: (4)                                         77,190         (14,622)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Growth and Income VP: (5)                              27,303,998      (1,392,329)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Index Plus Large Cap VP: (6)                              591,905         (73,086)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Legacy VP: (7)                                             44,001          (8,540)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Money Market VP: (8)                                      940,509        (288,392)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Small Company VP: (9)                                       8,723          (5,056)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Value Opportunity VP: (10)                                    298            (130)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                      1,381,671        (281,139)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Growth Portfolio:                                             1,011,596        (128,591)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   High Income Portfolio:                                                0          (1,531)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             141,761         (22,734)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        329,918         (29,778)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         1,313,979        (283,258)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                          0        (142,378)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Balanced Portfolio:                                             709,668        (145,407)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Growth Portfolio:                                             1,062,152        (162,916)
   Policyholders' account values
--------------------------------------------------------------------------------------------


Year Ended December 31, 1998
                                                                 Proceeds        Cost of          Net
                                                                   from        Investments      Realized
                                                                  Sales            Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------
   Aetna Ascent VP: (1)                                            $393,522        $353,120       $40,402
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Balanced VP: (2)                                         8,936,646       7,346,946     1,589,700
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Bond VP: (3)                                             6,762,101       6,468,168       293,933
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Crossroads VP: (4)                                         473,877         453,989        19,888
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Growth and Income VP: (5)                               39,271,149      34,639,034     4,632,115
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Index Plus Large Cap VP: (6)                             3,515,589       3,029,008       486,581
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Legacy VP: (7)                                             377,983         360,207        17,776
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Money Market VP: (8)                                   130,650,119     130,229,304       420,815
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Small Company VP: (9)                                      362,699         395,417       (32,718)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Value Opportunity VP: (10)                                  44,207          44,499          (292)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       8,873,609       7,588,754     1,284,855
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                              2,784,250       2,517,613       266,637
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                            31,686          34,229        (2,543)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                              562,478         539,506        22,972
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       2,518,344       2,406,138       112,206
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         12,306,538      10,124,110     2,182,428
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                  19,717,643      17,285,188     2,432,455
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                            5,250,108       3,955,227     1,294,881
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                              8,751,672       6,729,863     2,021,809
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------

        Net Unrealized                                       Net
          Gain (Loss)                   Net          Increase (Decrease)             Net Assets
-------------------------------      Change in          In Net Assets      -------------------------------
  Beginning           End            Unrealized           from Unit           Beginning           End
   of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $27,927         ($53,438)         ($81,365)            $909,075
                                                                            $  1,802,553     $  2,777,568
---------------------------------------------------------------------------------------------------------
  1,971,257           (88,169)       (2,059,426)          5,433,280
                                                                              24,336,071       34,089,711
---------------------------------------------------------------------------------------------------------
    (12,114)          (21,056)           (8,942)          7,092,195
                                                                              21,104,804       29,976,022
---------------------------------------------------------------------------------------------------------
      5,069           (13,664)          (18,733)          1,281,854
                                                                                 710,292        2,055,869
---------------------------------------------------------------------------------------------------------
  6,207,999        (6,059,944)      (12,267,943)          6,076,102
                                                                             132,379,023      156,730,966
---------------------------------------------------------------------------------------------------------
    (23,927)        1,027,911         1,051,838           9,326,844
                                                                               1,961,545       13,345,627
---------------------------------------------------------------------------------------------------------
        618            (9,107)           (9,725)            314,262
                                                                                 650,139        1,007,913
---------------------------------------------------------------------------------------------------------
     70,857           267,256           196,399          15,075,889
                                                                              20,320,201       36,665,421
---------------------------------------------------------------------------------------------------------
          0           (23,492)          (23,492)          1,039,944
                                                                                       0          987,401
---------------------------------------------------------------------------------------------------------
          0            12,485            12,485              43,539
                                                                                       0           55,900
---------------------------------------------------------------------------------------------------------
  1,523,698         2,106,941           583,243          13,578,473
                                                                              20,183,450       36,730,553
---------------------------------------------------------------------------------------------------------
    380,110         3,937,336         3,557,226           7,444,713
                                                                               7,120,144       19,271,725
---------------------------------------------------------------------------------------------------------
          0           (22,754)          (22,754)            263,181
                                                                                       0          236,353
---------------------------------------------------------------------------------------------------------
     (8,270)          190,775           199,045             984,072
                                                                               1,789,714        3,114,830
---------------------------------------------------------------------------------------------------------
    281,699           266,952           (14,747)            198,288
                                                                               2,534,727        3,130,614
---------------------------------------------------------------------------------------------------------
  1,505,359         5,961,343         4,455,984          10,540,804
                                                                              20,220,028       38,429,965
---------------------------------------------------------------------------------------------------------
    844,868         3,818,015         2,973,147           5,763,410
                                                                              12,402,365       23,428,999
---------------------------------------------------------------------------------------------------------
    885,469         3,434,432         2,548,963           8,806,330
                                                                               8,205,641       21,420,076
---------------------------------------------------------------------------------------------------------
  1,360,430         3,730,121         2,369,691           6,131,508
                                                                              11,980,000       23,402,244
---------------------------------------------------------------------------------------------------------

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1998
                                                                 Valuation       Proceeds        Cost of           Net
                                                                  Period           from        Investments      Realized
                                                 Dividends      Deductions         Sales           Sold        Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                  $ 1,360,015    ($   344,460)   $ 13,676,121   $ 10,222,511    $ 3,453,610
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Global Securities Fund:                                0          (1,051)         10,993         12,018         (1,025)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund:                                  0            (183)         65,110         66,180         (1,070)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund:                                 104          (2,331)        315,681        319,744         (4,063)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc. (PPI):
   PPI MFS Emerging Equities Portfolio:              68,284        (239,521)    100,307,103     97,276,639      3,030,464
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                 2,113         (88,033)     22,358,392     21,336,998      1,021,394
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                      628          (2,334)        188,157        215,959        (27,802)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:       27,896        (158,883)     92,935,246     90,246,159      2,689,087
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Equity Portfolio:         3,356          (4,215)        149,733        163,488        (13,755)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Total Variable Life Account B                $43,340,466    ($ 4,390,578)   $481,590,756   $454,360,016    $27,230,740
============================================================================================================================

(1) Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.

(2) Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.
(3) Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

(4) Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.

(6) Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(7) Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(8) Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.

(9) Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(10) Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

         Net Unrealized                                      Net
          Gain (Loss)                    Net         Increase (Decrease)             Net Assets
--------------------------------      Change in         In Net Assets      ------------------------------
   Beginning            End          Unrealized           from Unit           Beginning           End
    of Year           of Year        Gain (Loss)        Transactions           of Year          of Year
---------------------------------------------------------------------------------------------------------
   $1,817,349       $5,492,542       $3,675,193          $11,107,525
                                                                            $ 24,303,287     $ 43,555,170
---------------------------------------------------------------------------------------------------------
            0           19,272           19,272              299,856
                                                                                       0          317,052
---------------------------------------------------------------------------------------------------------
            0           11,048           11,048               65,376
                                                                                       0           75,171
---------------------------------------------------------------------------------------------------------
            0           16,740           16,740              701,022
                                                                                       0          711,472
---------------------------------------------------------------------------------------------------------
       42,515        3,702,269        3,659,754            5,152,269
                                                                              19,061,872       30,733,122
---------------------------------------------------------------------------------------------------------
      (86,245)         974,898        1,061,143            2,590,172
                                                                               7,148,181       11,734,970
---------------------------------------------------------------------------------------------------------
            0           82,622           82,622              752,309
                                                                                       0          805,423
---------------------------------------------------------------------------------------------------------
      192,560          698,227          505,667             (712,067)
                                                                              14,311,110       16,662,810
---------------------------------------------------------------------------------------------------------
            0          149,693          149,693            1,221,281
                                                                                       0        1,356,360
---------------------------------------------------------------------------------------------------------
  $16,987,228      $29,609,254      $12,622,026         $121,481,506        $352,525,147     $552,809,307
=========================================================================================================

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1997
                                                                                Valuation
                                                                                 Period
                                                                Dividends      Deductions
---------------------------------------------------------------------------------------------
   Aetna Variable Fund:                                       $26,573,304     ($ 1,085,553)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Income Shares:                                         1,087,150         (148,230)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                                    372,968         (144,720)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                        2,876,287         (185,443)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                               112,004          (11,360)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                            45,840           (3,290)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                                38,169           (3,596)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                            77,848           (4,920)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Alger American Small Capitalization Portfolio: (1)             576,583         (128,523)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   American Century VP Capital Appreciation Fund: (2)             132,455          (57,820)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     1,485,715          (163,582)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Growth Portfolio:                                              192,233          (54,856)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             46,706           (8,253)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       175,953           (18,257)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                          235,708         (110,146)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                         0           (95,697)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Balanced Portfolio:                                            192,757          (52,872)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------


Year Ended December 31, 1997
                                                                Proceeds       Cost of          Net
                                                                  from       Investments     Realized
                                                                  Sales          Sold       Gain (Loss)
--------------------------------------------------------------------------------------------------------
   Aetna Variable Fund:                                       $11,219,896    $ 7,857,508    $3,362,388
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Income Shares:                                         2,358,910      2,406,924       (48,014)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                                 74,201,538     73,731,940       469,598
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                        1,960,106      1,561,449       398,657
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                             1,279,898      1,184,906        94,992
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                           198,099        193,283         4,816
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                               225,894        207,391        18,503
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                           143,972        131,418        12,554
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Alger American Small Capitalization Portfolio: (1)          53,957,227     53,285,312       671,915
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   American Century VP Capital Appreciation Fund: (2)          15,197,338     15,512,673      (315,335)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                    14,420,981     11,843,310     2,577,671
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            6,814,876      5,870,796       944,080
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            359,668        322,274        37,394
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       244,742        220,690        24,052
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                        4,519,164      3,602,586       916,577
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                18,445,996     17,632,824       813,172
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                          1,238,408      1,021,789       216,619
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------

        Net Unrealized                                      Net
          Gain (Loss)                   Net         Increase (Decrease)              Net Assets
-------------------------------      Change in         In Net Assets      --------------------------------
   Beginning           End          Unrealized           from Unit           Beginning           End
    of Year          of Year        Gain (Loss)        Transactions           of Year          of Year
--------------------------------------------------------------------------------------------------------
   $7,294,643       $6,207,999     ($1,086,644)         $11,743,902
                                                                           $92,871,626      $132,379,023
--------------------------------------------------------------------------------------------------------
     (190,180)        (12,114)        178,066             6,856,045
                                                                            13,179,787        21,104,804
--------------------------------------------------------------------------------------------------------
      106,394          70,857         (35,537)           10,565,707
                                                                             9,092,185        20,320,201
--------------------------------------------------------------------------------------------------------
    1,383,931       1,971,257         587,326             4,867,703
                                                                            15,791,541        24,336,071
--------------------------------------------------------------------------------------------------------
       15,645          27,927          12,282             1,049,257
                                                                               545,378         1,802,553
--------------------------------------------------------------------------------------------------------
         (191)          5,069           5,260               533,974
                                                                               123,692           710,292
--------------------------------------------------------------------------------------------------------
           20             618             598               582,502
                                                                                13,963           650,139
--------------------------------------------------------------------------------------------------------
            0         (23,927)        (23,927)            1,899,990
                                                                                     0         1,961,545
--------------------------------------------------------------------------------------------------------
      172,057               0        (172,057)          (14,034,001)
                                                                            13,086,083                 0
--------------------------------------------------------------------------------------------------------
     (146,911)              0         146,911            (6,388,736)
                                                                             6,482,525                 0
--------------------------------------------------------------------------------------------------------
   1,096,283        1,523,698        427,415            2,546,018
                                                                            13,310,213        20,183,450
--------------------------------------------------------------------------------------------------------
      294,867         380,110          85,243               900,915
                                                                             5,052,529         7,120,144
--------------------------------------------------------------------------------------------------------
       37,941          (8,270)        (46,211)            1,227,751
                                                                               532,327         1,789,714
--------------------------------------------------------------------------------------------------------
      134,978         281,699         146,721               796,072
                                                                             1,410,186         2,534,727
--------------------------------------------------------------------------------------------------------
      730,883       1,505,359         774,476            11,491,722
                                                                             6,911,690        20,220,028
--------------------------------------------------------------------------------------------------------
      249,074         844,868         595,794             1,426,169
                                                                             9,662,927        12,402,365
--------------------------------------------------------------------------------------------------------
      243,163         885,469         642,306             3,632,486
                                                                             3,574,345         8,205,641
--------------------------------------------------------------------------------------------------------

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1997
                                                                  Valuation        Proceeds        Cost of           Net
                                                                   Period            from        Investments       Realized
                                                  Dividends      Deductions         Sales            Sold        Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                            $   309,334     ($    90,076)   $  3,312,122    $  2,585,617     $   726,505
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (3)                   101,542          (32,381)      9,071,413       8,891,967         179,446
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                      325,821         (167,065)      7,022,675       5,257,711       1,764,964
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
   PPI MFS Emerging Equities Portfolio:                   0          (17,086)      9,834,242       9,998,952        (164,710)
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                     0           (6,128)      1,889,839       1,891,124          (1,285)
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:            0          (12,927)      1,858,258       1,827,173          31,085
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund --
   International Portfolio: (4)                     264,246         (110,422)     20,554,442      18,819,109       1,735,333
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Total Variable Life Account B                $35,222,623     ($ 2,713,203)   $260,329,704    $245,858,726     $14,470,978
===============================================================================================================================

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.

(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.

(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scuddder International Growth Portfolio.

         Net Unrealized                                       Net
          Gain (Loss)                    Net          Increase (Decrease)              Net Assets
--------------------------------      Change in          In Net Assets      --------------------------------
   Beginning           End            Unrealized           from Unit           Beginning            End
    of Year          of Year         Gain (Loss)         Transactions           of Year           of Year
------------------------------------------------------------------------------------------------------------
   $566,478         $1,360,430         $793,952           $3,065,638
                                                                             $  7,174,647      $ 11,980,000
------------------------------------------------------------------------------------------------------------
      26,773                 0           (26,773)          (4,049,682)
                                                                                3,827,848                 0
------------------------------------------------------------------------------------------------------------
     872,277         1,817,349           945,072           11,519,359
                                                                                9,915,136        24,303,287
------------------------------------------------------------------------------------------------------------
           0            42,515            42,515           19,201,153
                                                                                        0        19,061,872
------------------------------------------------------------------------------------------------------------
           0           (86,245)          (86,245)           7,241,839
                                                                                        0         7,148,181
------------------------------------------------------------------------------------------------------------
           0           192,560           192,560           14,100,392
                                                                                        0        14,311,110
------------------------------------------------------------------------------------------------------------
   1,244,544                 0        (1,244,544)         (11,259,868)
                                                                               10,615,255                 0
------------------------------------------------------------------------------------------------------------
 $14,132,669       $16,987,228      $  2,854,559        $  79,516,307        $223,173,883      $352,525,147
===========================================================================================================

                         Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
 Contract Owners of Variable Life Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



                                                                        KPMG LLP

Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements

                                                                                   Page
                                                                                   ---
Independent Auditors' Report                                                       F-2
Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
    Ended December 31, 1998, 1997 and 1996                                         F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                              /s/ KPMG LLP

Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                       Consolidated Statements of Income
                                   (millions)

                                                                Years Ended December 31,
                                                       ------------------------------------------
                                                           1998           1997           1996
                                                       ------------   ------------   ------------
Revenue:
 Premiums                                                $   79.4       $   69.1       $   84.9
 Charges assessed against policyholders                     324.3          262.0          197.0
 Net investment income                                      877.6          878.8          852.6
 Net realized capital gains                                  10.4           29.7           17.0
 Other income                                                29.6           38.3           43.6
                                                         --------       --------       --------
  Total revenue                                           1,321.3        1,277.9        1,195.1
                                                         --------       --------       --------
Benefits and expenses:
 Current and future benefits                                714.4          720.4          728.3
 Operating expenses                                         313.2          286.5          275.8
 Amortization of deferred policy acquisition costs          106.7           82.8           28.0
 Severance and facilities charges                              --             --           47.1
                                                         --------       --------       --------
  Total benefits and expenses                             1,134.3        1,089.7        1,079.2
                                                         --------       --------       --------
Income from continuing operations before
  income taxes                                              187.0          188.2          115.9
Income taxes                                                 47.4           50.7           30.7
                                                         --------       --------       --------
Income from continuing operations                           139.6          137.5           85.2
Discontinued Operations, net of tax
 Income from operations                                      61.8           67.8           55.9
 Gain on sale                                                59.0             --             --
                                                         --------       --------       --------
Net income                                               $  260.4       $  205.3       $  141.1
                                                         ========       ========       ========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                   -------------   --------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                         $  12,067.2     $  13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                 203.3           147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)            100.1            83.0
  Common stock (cost: $1.0 and $0.2)                                        2.0              .6
 Short-term investments                                                    47.9            95.6
 Mortgage loans                                                            12.7            12.8
 Policy loans                                                             292.2           469.6
                                                                    -----------     -----------
    Total investments                                                  12,725.4        14,273.0
Cash and cash equivalents                                                 608.4           565.4
Short-term investments under securities loan agreement                    277.3              --
Accrued investment income                                                 151.6           163.0
Premiums due and other receivables                                         46.7            51.9
Reinsurance recoverable                                                 2,959.8            11.8
Deferred policy acquisition costs                                         864.0         1,654.6
Reinsurance loan to affiliate                                                --           397.2
Deferred tax asset                                                        120.6              --
Other assets                                                               66.6            46.8
Separate accounts assets                                               29,458.4        22,982.7
                                                                    -----------     -----------
    Total assets                                                    $  47,278.8     $  40,146.4
                                                                    ===========     ===========
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                             $   3,815.9     $   3,763.7
 Unpaid claims and claim expenses                                          18.8            38.0
 Policyholders' funds left with the Company                            11,305.6        11,143.5
                                                                    -----------     -----------
    Total insurance reserve liabilities                                15,140.3        14,945.2
 Payables under securities loan agreement                                 277.3              --
 Other liabilities                                                        793.2           312.8
 Income taxes:
  Current                                                                 279.8            12.4
  Deferred                                                                   --            72.0
 Separate accounts liabilities                                         29,430.2        22,970.0
                                                                    -----------     -----------
    Total liabilities                                                  45,920.8        38,312.4
                                                                    -----------     -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                     2.8             2.8
 Paid-in capital                                                          427.3           418.0
 Accumulated other comprehensive income                                   104.8            92.9
 Retained earnings                                                        823.1         1,320.3
                                                                    -----------     -----------
    Total shareholder's equity                                          1,358.0         1,834.0
                                                                    -----------     -----------
     Total liabilities and shareholder's equity                     $  47,278.8     $  40,146.4
                                                                    ===========     ===========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                             Years Ended December 31,
                                                   ---------------------------------------------
                                                        1998            1997            1996
                                                   -------------   -------------   -------------
Shareholder's equity, beginning of year             $  1,834.0      $  1,609.5      $  1,583.0
Comprehensive income
 Net income                                              260.4           205.3           141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)               11.9            32.4            (72.0)
                                                    ----------      ----------      ----------
Total comprehensive income                               272.3           237.7            69.1
                                                    ----------      ----------      ----------
Capital contributions                                      9.3              --            10.4
Other changes                                              1.4             4.1           (49.5)
Common stock dividends                                  (759.0)          (17.3)          (3.5)
                                                    ----------      ----------      ----------
Shareholder's equity, end of year                   $  1,358.0      $  1,834.0      $  1,609.5
                                                    ==========      ==========      ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                          ---------------------------------------------
                                                                               1998            1997            1996
                                                                          -------------   -------------   -------------
Cash Flows from Operating Activities:
Net income                                                                 $    260.4      $    205.3      $    141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                       (29.5)          (66.4)          (68.0)
 Gain on sale of discontinued operations                                        (88.3)             --              --
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                               142.6           138.9            73.1
 Net realized capital gains                                                     (11.1)          (36.0)          (19.7)
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                              131.5           102.9            53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                             11.4           ( 4.0)           16.5
    (Increase) decrease in premiums due and other receivables                   (16.3)          (33.3)            1.6
    Decrease (increase) in policy loans                                         177.4           (70.3)          (60.7)
    Increase in deferred policy acquisition costs                              (117.3)         (139.3)         (174.0)
    Decrease in reinsurance loan to affiliate                                   397.2           231.1            27.2
    Net increase in universal life account balances                             122.9           157.1           146.6
    Decrease in other insurance reserve liabilities                             (41.8)         (120.3)         (114.9)
    Net (decrease) increase in other liabilities and other assets               (50.8)          (41.7)            3.1
    Increase (decrease) in income taxes                                         100.4           (31.4)          (26.7)
    Other, net                                                                     --              --             1.1
                                                                           ----------      ----------      ----------
    Net cash provided by (used for) operating activities                        714.6            50.8          (126.8)
                                                                           ----------      ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                          6,790.2         5,311.3         5,182.2
  Equity securities                                                             150.1           103.1           190.5
  Mortgage loans                                                                  0.3             0.2             8.7
  Life business                                                                 966.5              --              --
 Investment maturities and collections of:
  Debt securities available for sale                                          1,290.3         1,212.7           885.2
  Short-term investments                                                        129.9            89.3            35.0
 Cost of investment purchases in:
  Debt securities available for sale                                         (6,701.4)       (6,732.8)       (6,534.3)
  Equity securities                                                            (125.7)         (113.3)         (118.1)
  Other investments                                                          (2,725.9)             --              --
 Short-term investments                                                         (81.9)         (149.9)          (54.7)
 Other, net                                                                        --              --           (17.6)
                                                                           ----------      ----------      ----------
    Net cash used for investing activities                                     (307.6)         (279.4)         (423.1)
                                                                           ----------      ----------      ----------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                      1,571.1         1,621.2         1,579.5
 Withdrawals of investment contracts                                         (1,393.1)       (1,256.3)       (1,146.2)
 Capital contribution to Separate Account                                          --           (25.0)             --
 Return of capital from Separate Account                                          1.7            12.3              --
 Capital contribution from HOLDCO                                                 9.3              --            10.4
 Dividends paid to shareholder                                                 (553.0)          (17.3)          (3.5)
                                                                           ----------      ----------      ----------
    Net cash (used for) provided by financing activities                       (364.0)          334.9           440.2
                                                                           ----------      ----------      ----------
Net increase (decrease) in cash and cash equivalents                             43.0           106.3          (109.7)
Cash and cash equivalents, beginning of year                                    565.4           459.1           568.8
                                                                           ----------      ----------      ----------
Cash and cash equivalents, end of year                                     $    608.4      $    565.4      $    459.1
                                                                           ==========      ==========      ==========
Supplemental cash flow information:
 Income taxes paid, net                                                    $     48.4      $    119.6      $     85.5
                                                                           ==========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)

Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

Basis of Presentation

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.

New Accounting Standards

Disclosures about Segments of an Enterprise and Related Information

As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

Accounting for the Costs of Computer Software Developed and Obtained for Internal Use

On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.

Future Application of Accounting Standards

Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk

In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.

Accounting for Derivative Instruments and Hedging Activities

In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

Accounting by Insurance and Other Enterprises for Insurance-Related Assessments


In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.


Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.

Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.

Purchases and sales of debt and equity securities are recorded on the trade date.

The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)

Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

Deferred Policy Acquisition Costs

Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Insurance Reserve Liabilities

Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.

Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

Separate Accounts

Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.

As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.

Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)

Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Discontinued Operations-Individual Life Insurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.

The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments

Debt securities available for sale as of December 31, 1998 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1998 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------
 U.S. government and government agencies
  and authorities                                       $    718.9       $  60.4        $  0.2        $    779.1

 States, municipalities and political subdivisions             0.3            --            --               0.3

 U.S. corporate securities:
   Utilities                                                 615.2          29.8           4.1             640.9
   Financial                                               2,259.2          94.6           5.6           2,348.2
   Transportation/capital goods                              580.8          33.0           1.1             612.7
   Health care/consumer products                           1,328.2          69.8           4.8           1,393.2
   Natural resources                                         254.5           6.9           2.3             259.1
   Other corporate securities                                261.7           5.8           7.4             260.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          5,299.6         239.9          25.3           5,514.2
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              507.6          30.4          32.9             505.1
   Utilities                                                 147.0          32.4            --             179.4
   Other                                                     511.2          14.9           1.8             524.3
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,165.8          77.7          34.7           1,208.8
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             671.9          38.4           2.9             707.4
   Collateralized mortgage obligations                     1,879.6         119.7          10.4           1,988.9
----------------------------------------------------------------------------------------------------------------
 Total residential mortgage-backed securities              2,551.5         158.1          13.3           2,696.3
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,114.9          30.9           9.8           1,136.0

 Other asset-backed securities                               719.3          13.8           0.6             732.5
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,570.3       $ 580.8        $ 83.9        $ 12,067.2
================================================================================================================

Debt securities available for sale as of December 31, 1997 were as follows:

                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1997 (Millions)                                             Cost           Gains         Losses           Value
-------------------------------------------------------------------------------------------------------------------

 U.S. government and government agencies
  and authorities                                       $  1,219.7       $   74.0       $   0.1       $   1,293.6

 States, municipalities and political subdivisions             0.3             --            --               0.3

 U.S. corporate securities:
   Utilities                                                 521.3           23.5           0.9             543.9
   Financial                                               2,370.7           84.6           1.3           2,454.0
   Transportation & capital goods                            528.2           33.2           0.1             561.3
   Healthcare & consumer products                            728.5           27.0           2.6             752.9
   Natural resources                                         143.5            5.5            --             149.0
   Other corporate securities                                545.2           27.2           0.1             572.3
-----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          4,837.4          201.0           5.0           5,033.4
-----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              612.5           36.7          23.6             625.6
   Utilities                                                 177.5           28.7            --             206.2
   Other                                                     857.9           27.7          42.8             842.8
-----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,647.9           93.1          66.4           1,674.6
-----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             784.4           71.3           2.0             853.7
   Collateralized mortgage obligations                     2,280.5          137.4           2.0           2,415.9
-----------------------------------------------------------------------------------------------------------------
  Total residential mortgage-backed securities             3,064.9          208.7           4.0           3,269.6
-----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,127.8           34.0           0.4           1,161.4

 Other asset-backed securities                             1,014.2           17.1           0.4           1,030.9
-----------------------------------------------------------------------------------------------------------------
 Total debt securities                                  $ 12,912.2       $  627.9       $  76.3       $  13,463.8
=================================================================================================================

At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                 Amortized          Fair
 (Millions)                                         Cost           Value
---------------------------------------------------------------------------
        Due to mature:
        One year or less                        $    553.5      $    554.6
        After one year through five years          2,619.7         2,692.4
        After five years through ten years         1,754.0         1,801.7
        After ten years                            2,257.4         2,453.7
        Mortgage-backed securities                 3,666.4         3,832.3
        Other asset-backed securities                719.3           732.5
--------------------------------------------------------------------------
        Total                                   $ 11,570.3      $ 12,067.2
==========================================================================

At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.

The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.

Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:


                                                        1998                            1997
                                            -----------------------------   -----------------------------
                                                 Fair         Amortized          Fair         Amortized
(Millions)                                      Value            Cost           Value            Cost
---------------------------------------------------------------------------------------------------------

 Total residential CMOs (1)                  $ 1,988.9      $ 1,879.6        $ 2,415.9        $ 2,280.5
=======================================================================================================
 Percentage of total:
  Supporting experience rated  products           81.7%                          81.6%
  Supporting remaining products                   18.3%                          18.4%
-----------------------------------------    ----------                     ----------
                                                 100.0%                         100.0%
=========================================    ==========                     ==========

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

Investments in equity securities available for sale as of December 31 were as follows:


(Millions)                       1998          1997
----------------------------------------------------
 Amortized Cost               $  300.4      $  210.0
 Gross unrealized gains           13.1          21.3
 Gross unrealized losses           8.1            .1
----------------------------------------------------
 Fair Value                   $  305.4      $  231.2
====================================================

4. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:


                                                1998                         1997
                                      -------------------------   ---------------------------
                                        Carrying        Fair        Carrying         Fair
(Millions)                                Value         Value         Value          Value
---------------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                       $    12.7     $   12.3      $    12.8      $    12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity               $ 1,063.9     $  984.3      $ 1,030.3      $ 1,005.4
   Without a fixed maturity             10,241.7     9,686.2        10,113.2        9,587.5
-------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

Investment contract liabilities (included in Policyholders' funds left with the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Off-Balance-Sheet and Other Financial Instruments

Futures Contracts:

Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.

Warrants:

Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

Debt Instruments with Derivative Characteristics:

The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:


                                                       Amortized          Fair
(Millions)                                                Cost           Value
----------------------------------------------------------------------------------
 Residential collateralized mortgage obligations      $  1,879.6      $  1,988.9
  Principal-only strips (included above)                    20.2            24.0
  Interest-only strips (included above)                     17.3            18.0
 Other structured securities with derivative
  characteristics (1)                                       87.3            80.6
--------------------------------------------------------------------------------

 (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

5. Net Investment Income

Sources of net investment income were as follows:

                                               1998          1997          1996
--------------------------------------------------------------------------------
 Debt securities                            $  798.8      $  814.6      $  805.3
 Nonredeemable preferred stock                  18.4          12.9           5.8
 Investment in affiliated mutual funds           6.6           3.8          10.8
 Mortgage loans                                  0.6           0.3           0.6
 Policy loans                                    7.2           5.7           6.4
 Reinsurance loan to affiliate                   2.3           5.5           9.3
 Cash equivalents                               44.6          38.8          27.1
 Other                                          16.7           9.5           1.8
--------------------------------------------------------------------------------
 Gross investment income                       895.2         891.1         867.1
 Less: investment expenses                    ( 17.6)       ( 12.3)       ( 14.5)
--------------------------------------------------------------------------------
 Net investment income                      $  877.6      $  878.8      $  852.6
================================================================================

Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.

The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.

As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

7. Capital Gains and Losses on Investment Operations

Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

Net realized capital gains on investments were as follows:

 (Millions)                              1998        1997         1996
------------------------------------------------------------------------
 Debt securities                       $  7.4      $  21.1      $  9.5
 Equity securities                        3.0          8.6         7.5
----------------------------------------------------------------------
 Pretax realized capital gains         $ 10.4      $  29.7      $ 17.0
======================================================================
 After-tax realized capital gains      $  7.3      $  19.2      $ 11.1
======================================================================

Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

(Millions)                  1998            1997            1996
--------------------------------------------------------------------
 Proceeds on sales      $  6,790.2      $  5,311.3      $  5,182.2
 Gross gains                  98.8            23.8            22.1
 Gross losses                 91.4             2.7            12.6
--------------------------------------------------------------------

Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


(Millions)                                          1998         1997          1996
--------------------------------------------------------------------------------------
 Debt securities                                  $  18.9      $  44.3       $ (100.1)
 Equity securities                                  (16.1)         5.6         ( 10.5)
 Other                                               15.4           --             --
--------------------------------------------------------------------------------------
   Subtotal                                          18.2         49.9         (110.6)
 Increase (decrease) in deferred income taxes
   (Refer to note 8)                                  6.3         17.5         ( 38.6)
--------------------------------------------------------------------------------------
 Net changes in accumulated other
   comprehensive income                           $  11.9      $  32.4       $  (72.0)
=====================================================================================

Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:

(Millions)                                          1998          1997          1996
---------------------------------------------------------------------------------------
 Debt securities:
  Gross unrealized capital gains                 $  157.3      $  140.6      $  101.7
  Gross unrealized capital losses                   (16.2)        (18.4)        (23.8)
-------------------------------------------------------------------------------------
                                                    141.1         122.2          77.9
-------------------------------------------------------------------------------------
 Equity securities:
  Gross unrealized capital gains                     13.1          21.2          16.3
  Gross unrealized capital losses                    (8.1)         (0.1)         (0.8)
-------------------------------------------------------------------------------------
                                                      5.0          21.1          15.5
-------------------------------------------------------------------------------------
 Other:
  Gross unrealized capital gains                     17.1            --            --
  Gross unrealized capital losses                    (1.7)           --            --
-------------------------------------------------------------------------------------
                                                     15.4            --            --
-------------------------------------------------------------------------------------
 Deferred income taxes (Refer to note 8)             56.7          50.4          32.9
-------------------------------------------------------------------------------------
 Net accumulated other comprehensive income        $104.8         $92.9        $ 60.5
=====================================================================================

Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:

(Millions)                                             1998         1997          1996
---------------------------------------------------------------------------------------
 Unrealized holding gains (losses) arising
   during the year (1)                               $  38.3      $  98.8       $ (14.8)
 Less: reclassification adjustment for gains and
   other items included in net income (2)               26.4         66.4          57.2
---------------------------------------------------------------------------------------
  Net unrealized gains (losses) on securities        $  11.9      $  32.4       $ (72.0)
=======================================================================================

 (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
 (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes

The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.

Income taxes from continuing operations consist of the following:


(Millions)                              1998         1997         1996
-----------------------------------------------------------------------
 Current taxes (benefits):
  Federal                            $  246.4      $  28.7      $  30.0
  State                                   1.3          2.0          2.3
  Net realized capital gains             16.8         39.1         24.4
-----------------------------------------------------------------------
                                        264.5         69.8         56.7
-----------------------------------------------------------------------
 Deferred taxes (benefits):
  Federal                              (203.2)         9.4        ( 7.6)
  Net realized capital (losses)        ( 13.9)       (28.5)       (18.4)
-----------------------------------------------------------------------
                                       (217.1)       (19.1)       (26.0)
-----------------------------------------------------------------------
   Total                             $   47.4      $  50.7      $  30.7
=======================================================================

Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:


(Millions)                                         1998          1997          1996
-----------------------------------------------------------------------------------
 Income from continuing operations before
   income taxes                                 $ 187.0       $ 188.2        $115.9
 Tax rate                                           35%           35%           35%
-----------------------------------------------------------------------------------
 Application of the tax rate                       65.5          65.9          40.6
 Tax effect of:
  State income tax, net of federal benefit          0.9           1.3           1.5
  Excludable dividends                            (17.1)        (15.6)         (0.8)
  Other, net                                      ( 1.9)        ( 0.9)         (0.6)
------------------------------------------------------------------------------------
   Income taxes                                 $  47.4       $  50.7        $ 30.7
====================================================================================

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:


(Millions)                                            1998          1997
-------------------------------------------------------------------------
 Deferred tax assets:
  Insurance reserves                               $  324.1      $  415.8
  Unrealized gains allocable to experience
   rated contracts                                    124.5         150.1
  Investment (gains) losses                            (0.3)          6.6
  Postretirement benefits other than pensions          26.0          26.3
  Deferred compensation                                38.6          31.2
  Restructuring charge                                  2.9           9.5
  Depreciation                                          1.7           3.9
  Sale of individual life                              48.9             -
  Other                                                16.0           8.8
-------------------------------------------------------------------------
 Total gross assets                                   582.4         652.2
-------------------------------------------------------------------------

 Deferred tax liabilities:
  Deferred policy acquisition costs                   272.7         515.6
  Market discount                                       4.5           5.1
  Net unrealized capital gains                        181.2         200.5
  Pension                                               3.9           3.6
  Other                                                (0.5)         (0.6)
-------------------------------------------------------------------------
 Total gross liabilities                              461.8         724.2
-------------------------------------------------------------------------
 Net deferred tax (asset) liability                $ (120.6)     $   72.0
=========================================================================

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.

Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9. Benefit Plans

Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.

As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.

Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.

Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.

10. Related Party Transactions

Investment Advisory and Other Fees

In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.

Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.

Reinsurance Transactions

Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.

Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).

The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.

Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.

Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.

Capital Transactions

The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.

The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)

Other

Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.

As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11. Reinsurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)

Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.


                                                    Ceded to       Assumed
                                       Direct        Other       from Other        Net
(Millions)                             Amount      Companies      Companies       Amount
-------------------------------------------------------------------------------------------

  1998
-------------
 Premiums:
  Discontinued Operations            $  166.8      $  165.4       $  340.6      $  342.0
  Accident and Health Insurance          16.3          16.3             --            --
  Annuities                              80.8           2.9            1.5          79.4
----------------------------------------------------------------------------------------
   Total earned premiums             $  263.9      $  184.6       $  342.1      $  421.4
========================================================================================

  1997
-------------
 Premiums:
  Discontinued Operations            $   35.7      $   15.1       $  177.4      $  198.0
  Accident and Health Insurance           5.6           5.6             --            --
  Annuities                              67.9            --            1.2          69.1
----------------------------------------------------------------------------------------
   Total earned premiums             $  109.2      $   20.7       $  178.6      $  267.1
========================================================================================

  1996
-------------
 Premiums:
  Discontinued Operations            $   34.6      $   11.2       $   25.3      $   48.7
  Accident and Health Insurance           6.3           6.3             --            --
  Annuities                              84.3            --            0.6          84.9
----------------------------------------------------------------------------------------
   Total earned premiums             $  125.2      $   17.5       $   25.9      $  133.6
========================================================================================

12. Segment Information

Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:


                                                 (4)            (4)
                                              Financial     Discontinued
1998 (Millions)                               Services       Operations       Other          Total
------------------------------------------------------------------------------------------------------
 Revenue from external customers            $    433.3             --             --      $    433.3
 Net investment income                           877.6             --             --           877.6
----------------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $  1,310.9             --             --      $  1,310.9
====================================================================================================
 Amortization of deferred policy
  acquisition costs                         $    106.7             --             --      $    106.7
----------------------------------------------------------------------------------------------------
 Income taxes                               $     57.7                       $ (10.3)     $     47.4
----------------------------------------------------------------------------------------------------
 Operating earnings (1)                     $    151.5             --             --      $    151.5
 Unusual items (2)                                  --             --        $ (19.2)         ( 19.2)
 Realized capital gains, net of tax                7.3             --             --             7.3
----------------------------------------------------------------------------------------------------
 Income from continuing operations          $    158.8             --        $ (19.2)     $    139.6
 Discontinued operations, net of tax:
  Income from operations                            --      $    61.8             --            61.8
  Gain on sale                                      --           59.0             --            59.0
----------------------------------------------------------------------------------------------------
 Net income                                 $    158.8      $   120.8        $ (19.2)     $    260.4
====================================================================================================
 Segment assets                             $ 43,458.6      $ 3,820.2             --      $ 47,278.8
----------------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (3)             --             --        $   5.3      $      5.3
----------------------------------------------------------------------------------------------------

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.

 (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.

 (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

 (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                 (3)            (3)
                                              Financial     Discontinued
1997 (Millions)                               Services       Operations      Other         Total
--------------------------------------------------------------------------------------------------
 Revenue from external customers            $    369.4             --           --      $    369.4
 Net investment income                           878.8             --           --           878.8
--------------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $  1,248.2             --           --      $  1,248.2
==================================================================================================
 Amortization of deferred policy
  acquisition costs                         $     82.8             --           --      $     82.8
--------------------------------------------------------------------------------------------------
 Income taxes                               $     50.7             --           --      $     50.7
--------------------------------------------------------------------------------------------------
 Operating earnings (1)                     $    118.3             --           --      $    118.3
 Realized capital gains, net of tax               19.2             --           --            19.2
--------------------------------------------------------------------------------------------------
 Income from continuing operations          $    137.5             --           --      $    137.5
 Discontinued Operations, net of tax:
  Income from operations                             -      $    67.8           --            67.8
--------------------------------------------------------------------------------------------------
 Net Income                                 $    137.5      $    67.8           --      $    205.3
==================================================================================================
 Segment assets                             $ 36,638.8      $ 3,507.6           --      $ 40,146.4
--------------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (2)             --             --        $ 9.6      $      9.6
--------------------------------------------------------------------------------------------------

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
 (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
 (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                     (3)            (3)
                                                  Financial     Discontinued
1996 (Millions)                                   Services       Operations       Other        Total
---------------------------------------------   ------------   -------------   ----------   -----------
 Revenue from external customers                 $   325.5            --             --      $   325.5
 Net investment income                               852.6            --             --          852.6
------------------------------------------------------------------------------------------------------
 Total revenue excluding realized capital
  gains                                          $ 1,178.1            --             --      $ 1,178.1
======================================================================================================
 Amortization of deferred policy acquisition
  costs                                          $    28.0            --             --      $    28.0
------------------------------------------------------------------------------------------------------
 Income taxes                                    $    35.6            --         $ (4.9)     $    30.7
------------------------------------------------------------------------------------------------------
 Operating earnings (losses) (1)                 $    83.2            --             --      $    83.2
 Unusual items (2)                                      --            --           (9.1)         ( 9.1)
 Realized capital gains, net of tax:                  11.1            --             --           11.1
------------------------------------------------------------------------------------------------------
 Income from continuing operations               $    94.3                       $ (9.1)     $    85.2
 Discontinued operations, net of tax
  Income from operations                                --        $ 55.9             --           55.9
------------------------------------------------------------------------------------------------------
 Net income (loss)                               $    94.3        $ 55.9         $ (9.1)     $   141.1
======================================================================================================

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.

 (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.

 (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

13. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.

Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       UNDERTAKING PURSUANT TO RULE 484

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                      THE INVESTMENT COMPANY ACT OF 1940

     Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 12 TO

                          THE REGISTRATION STATEMENT


     This Post-Effective Amendment No. 12 to Registration Statement No. 33-76004 is comprised of the following papers and documents:

o The facing sheet.
o One Prospectus for the AetnaVest and AetnaVest II Flexible Premium Life Insurance Policies consisting of 102 pages

o The undertaking to file reports
o The undertaking pursuant to Rule 484
o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

o The signatures
o Written consents of the following persons:

     A. Consent of Counsel (included as part of Exhibit No. 2 below)


     B. Actuarial Consent (included as part of Exhibit No. 6 below)

     C. Consent of Independent Auditors (included as Exhibit No. 7 below)

   The following Exhibits:


    1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

     (1)      Resolution establishing Variable Life Account B(1)

     (2)      Not Applicable

     (3)(i)   Master General Agent Agreement(1)

     (3)(ii)  Life Insurance General Agent Agreement(1)

     (3)(iii) Broker Agreement(1)

     (3)(iv)  Life Insurance Broker-Dealer Agreement(1)

     (4)      Not Applicable

     (5)(i)   AetnaVest I Policy (Policy No. 38899)(2)

     (5)(ii)  Endorsement (70279-97) to Policy No. 38899(3)

     (5)(iii) AetnaVest II Policy, including Term Rider (Policy No.
              38899-90)(2)

     (5)(iv) Amendment Rider (70194-94) to AetnaVest I Policy (Policy No. 38899)(2)

     (5)(v) Amendment Rider (70195-94) (NY) to AetnaVest II Policy (Policy No. 38899-90)(2)

     (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company(4)

     (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(5)

     (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(6)

     (7)      Not Applicable

     (8)(i) Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(7)

    (8)(ii) Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(8)

    (8)(iii) Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc., on behalf of each of its series, dated as of May 1, 1998(7).

    (8)(iv) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1,

              1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(5)


     (8)(v)   Fifth Amendment dated as of May 1, 1997 to the Fund
              Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
              and March 1, 1996(9)

     (8)(vi) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1,
              1996 and May 1, 1997(10)

     (8)(vii) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997(7)

    (8)(viii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
              and March 1,1996(5)

    (8)(ix) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1,
              1996(9)

    (8)(x) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
              March 1, 1996 and May 1, 1997(11)

    (8)(xi) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
              March 1, 1996, May 1, 1997 and January 20, 1998(7)

    (8)(xii) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(12)

    (8)(xiii) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(9)

    (8)(xiv) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(13)

    (8)(xv) Amendment dated October 12, 1998 to Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(8)

    (8)(xvi) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(13)

    (8)(xvii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(14)

   (8)(xviii) Service Agreement effective as of March 11, 1997 between
              Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(14)

    (9)       Not Applicable

    (10)(i)   Application (70059-96)(15)

    (10)(ii)  Application (70059-96ZNY) (15)

    (10)(iii) Application Supplement (70268-97 (3/98))(15)

    2. Opinion and Consent of Counsel

    3. Not Applicable

    4. Not Applicable

    5. Not Applicable

    6. Actuarial Opinion and Consent

    7. Consent of Independent Auditors

    8. Copy of Power of Attorney(16)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.

2. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-76004), as filed on April 22, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form S-6 (File No. 33-76004), as filed on July 14, 1997.

4. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed on April 15, 1996.

5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.

6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed on October 30, 1997.

7. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297) as filed on June 8, 1998.

8. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.

9. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.

10. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.

11. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998.

12. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996.

13. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.

14. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.

15. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.

16. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-56297), as filed on February 25, 1999.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-76004) and has duly caused this Post-Effective Amendment No.12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 27th day of April, 1999.

                                 VARIABLE LIFE ACCOUNT B OF AETNA LIFE
                                 INSURANCE AND ANNUITY COMPANY   (Registrant)
(SEAL)

ATTEST: /s/ Karen A. Peddle
        ---------------------------
Karen A. Peddle
Assistant Corporate Secretary
                                       By: AETNA LIFE INSURANCE AND
                                           ANNUITY COMPANY
                                           (Depositor)

                                       By Thomas J. McInerney*
                                          ----------------------------
                                          Thomas J. McInerney
                                          Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                Title                                     Date
----------------------   -------------------------------           ---------
Thomas J. McInerney*     Director and President             )
----------------------   (Principal Executive Officer)      )
Thomas J. McInerney                                         )
                                                            )
                                                            )      April
Catherine H. Smith*      Director)                          )      27, 1999
----------------------                                      )
Catherine H. Smith                                          )
                                                            )
                                                            )
Shaun P. Mathews*        Director                           )
----------------------                                      )
Shaun P. Mathews                                            )
                                                            )
                                                            )
Deborah Koltenuk*        Vice President and Treasurer,      )
----------------------   Corporate Controller)              )
Deborah Koltenuk                                            )

By: /s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact

                            VARIABLE LIFE ACCOUNT B
                                 EXHIBIT INDEX

Exhibit No.     Exhibit
-------------   ---------------------------------
99-2            Opinion and Consent of Counsel
99-6            Actuarial Opinion and Consent
99-7            Consent of Independent Auditors